SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Fidelity Rutland Square Trust II

(Name of Registrant as Specified In Its Charter)

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	(2)	Aggregate number of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on

July 9, 2024

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy

STRATEGIC ADVISERS® ALTERNATIVES FUND
STRATEGIC ADVISERS® CORE INCOME FUND

STRATEGIC ADVISERS® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND

STRATEGIC ADVISERS® FIDELITY® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® INTERNATIONAL FUND

STRATEGIC ADVISERS® FIDELITY® U.S. TOTAL STOCK FUND

STRATEGIC ADVISERS® INCOME OPPORTUNITIES FUND

STRATEGIC ADVISERS® INTERNATIONAL FUND

STRATEGIC ADVISERS® LARGE CAP FUND

STRATEGIC ADVISERS® MUNICIPAL BOND FUND

STRATEGIC ADVISERS® SHORT DURATION FUND

STRATEGIC ADVISERS® SMALL-MID CAP FUND

STRATEGIC ADVISERS® TAX-SENSITIVE SHORT DURATION FUND

FUNDS OF

FIDELITY RUTLAND SQUARE TRUST II

245 Summer Street, Boston, Massachusetts 02210

1-800-544-3455

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Rutland Square Trust II (the trust) will be held on July 9, 2024, at 8:00 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.
2.	For shareholders of Strategic Advisers® Alternatives Fund to approve a sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA), and the trust, and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).
3.	For shareholders of certain funds to approve sub-advisory agreements among Strategic Advisers, Fidelity Diversifying Solutions LLC (FDS), and the trust, and sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan).

The Board of Trustees has fixed the close of business on May 13, 2024 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

CHRISTINA H. LEE
Secretary

May 13, 2024

Your vote is important – please vote your shares promptly.

The Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To participate in the Meeting, you must register at https://viewproxy.com/fidelityfunds/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card or notice you previously received. If you have lost or misplaced your control number, call Fidelity 1-800-544-3455 to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m. ET on Monday, July 8, 2024. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.

Questions from shareholders to be considered at the Meeting must be submitted to Broadridge at https://viewproxy.com/fidelityfunds/broadridgevsm/ no later than 8:00 a.m. ET on Monday, July 8, 2024.

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m. ET on Monday, July 8, 2024. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/fidelityfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote up until 11:59 p.m. ET on July 8, 2024.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY RUTLAND SQUARE TRUST II

245 Summer Street, Boston, Massachusetts 02210

STRATEGIC ADVISERS® ALTERNATIVES FUND

STRATEGIC ADVISERS® CORE INCOME FUND

STRATEGIC ADVISERS® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND

STRATEGIC ADVISERS® FIDELITY® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® INTERNATIONAL FUND

STRATEGIC ADVISERS® FIDELITY® U.S. TOTAL STOCK FUND

STRATEGIC ADVISERS® INCOME OPPORTUNITIES FUND

STRATEGIC ADVISERS® INTERNATIONAL FUND

STRATEGIC ADVISERS® LARGE CAP FUND

STRATEGIC ADVISERS® MUNICIPAL BOND FUND

STRATEGIC ADVISERS® SHORT DURATION FUND

STRATEGIC ADVISERS® SMALL-MID CAP FUND

STRATEGIC ADVISERS® TAX-SENSITIVE SHORT DURATION FUND

TO BE HELD ON JULY 9, 2024

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust II (the trust) to be used at the Special Meeting of Shareholders of the above-named funds (the funds) and at any adjournments thereof (the Meeting), to be held on July 9, 2024 at 8:00 a.m. Eastern Time (ET). The Board of Trustees and Strategic Advisers LLC (Strategic Advisers) have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication.

Shareholders of Strategic Advisers® Large Cap Fund and Strategic Advisers® Small-Mid Cap Fund will also participate in the Meeting to vote on certain other proposals that are included in a notice and proxy statement mailed separately to such shareholders.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card on or about May 13, 2024.

The following table summarizes the proposals applicable to each fund:

Proposal Number	Proposal Description	Applicable Funds	Page Number
1.	To elect a Board of Trustees.	All Funds	5
2.	To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA), and the trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).	Strategic Advisers® Alternatives Fund	10
3.	To approve a sub-advisory agreement among Strategic Advisers, Fidelity Diversifying Solutions LLC (FDS), and the trust, and sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan).	Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers® International Fund, Strategic Advisers® Large Cap Fund, and Strategic Advisers® Small-Mid Cap Fund	12

Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Broadridge Financial Solutions, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trust. The funds may also arrange to have votes recorded by telephone.

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Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix A.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxyvote.com/proxy to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The expenses associated with: (i) preparing this Proxy Statement, its enclosures, and all solicitations; and (ii) reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity® individual retirement accounts (IRA) (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity® IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity® IRA shareholders have voted.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2 and 3, one-third of the aggregate number of the relevant fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Information regarding the number of shares of each fund issued and outstanding as of [March 31, 2024], is included in Appendix B.

To the knowledge of the trust, as of [March 31, 2024], the nominees for election as Trustees, and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date as of [March 31, 2024].

Certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

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Strategic Advisers does not generally acquire authority for, or exercise, proxy voting on a client’s behalf in connection with managing client accounts and such clients must exercise any proxy voting directly. However, certain clients enrolled in Fidelity® managed account programs have elected Strategic Advisers to act as agent to receive proxy voting materials for Fidelity® Funds (including Strategic Advisers funds) and non-Fidelity funds held in their accounts. For Fidelity® Funds, such shareholders have instructed Strategic Advisers to vote proxies of a Fidelity® Fund in the same proportion as the vote of all other holders of such Fidelity® Fund.

[Certain funds and accounts that are managed by Strategic Advisers or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.]

Shareholders of record at the close of business on May 13, 2024 will be entitled to receive notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, call 1-800-544-3455, visit Fidelity’s web site at www.fidelity.com, or write to Fidelity Distributors Company LLC (FDC) at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust present or represented by proxy at the Meeting. Approval of Proposals 2 and 3 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposals 2 and 3, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

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SYNOPSIS OF PROPOSALS

The following is a summary of the Proposals contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully for more complete information.

What proposals am I being asked to vote on and what is the primary purpose of the proposals?

As more fully described in each Proposal section below, shareholders of each fund are being asked to elect a Board of Trustees (Proposal 1) and shareholders of certain funds are being asked to approve a sub-advisory agreement with FIA and a sub-subadvisory agreement between FIA and FIA (UK) (Proposal 2), and sub-advisory agreements with FDS, and sub-subadvisory agreements between FDS and each of FMR UK, FMR H.K., and FMR Japan (Proposal 3) (Proposed Sub-Advisers and Proposed Sub-Subadvisers, respectively). Shareholders of record as of the close of business on May 13, 2024 will be entitled to vote at the Meeting.

The primary purpose of Proposals 2 and 3 is to facilitate approval by shareholders of sub-advisory agreements and sub-subadvisory agreements with the Proposed Sub-Advisers and Proposed Sub-Subadvisers on behalf of the applicable fund to allocate a portion of the fund’s assets to the Proposed Sub-Adviser and/or Proposed Sub-Subadvisers, if needed. If the proposed agreements are approved, with the exception of FDS with respect to Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers initially does not intend to allocate assets to any of the Proposed Sub-Advisers but may do so in the future. FIA and FDS initially do not intend to allocate assets to any of the Proposed Sub-Subadvisers, but may do so in the future.

What are the potential expense impacts of Proposals 2 and 3?

As discussed in the Proxy Statement, Strategic Advisers initially does not intend to allocate assets to any of the Proposed Sub-Advisers in Proposals 2 and 3, with the exception of FDS with respect to Strategic Advisers® Fidelity® U.S. Total Stock Fund, but may do so in the future. For Strategic Advisers Fidelity U.S. Total Stock Fund, for one mandate, Strategic Advisers expects to transition the management of the mandate from an existing sub-adviser, FIAM LLC (FIAM), to its affiliate FDS, but this transition is not expected to result in any changes to the sub-advisory fee schedule and is expected to result in a similar funding level to the current funding level for the mandate. Therefore, total annual operating expenses for funds impacted by Proposals 2 and 3 are not initially expected to change as a result of the approval of the new agreements with the Proposed Sub-Advisers.

Proposal 2 also includes request for approval of a sub-subadvisory agreement between FIA and FIA (UK). FIA, not the fund, will compensate FIA (UK) under the proposed sub-subadvisory agreement. Accordingly, there is no anticipated effect of the sub-subadvisory arrangement with FIA (UK) on the fund’s management fee or total net expenses if FIA allocates assets to the Proposed Sub-Subadviser. FIA initially does not intend to allocate assets to FIA (UK), but may do so in the future.

Proposal 3 also includes request for approval of sub-subadvisory agreements between FDS and each of FMR UK, FMR H.K., and FMR Japan. FDS, not the applicable fund, will compensate the Proposed Sub-Subadvisers under the sub-subadvisory agreements. Accordingly, there is no anticipated effect on the applicable fund’s management fee or total net expenses if FDS allocates assets to any of the Proposed Sub-Subadvisers. FDS initially does not intend to allocate assets to any of the Proposed Sub-Subadvisers, but may do so in the future.

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PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at 7. It is intended that the enclosed proxy will be voted for the following nominees unless such authority has been withheld in the proxy.

Appendix C shows the composition of the Board of Trustees of the trust and the length of service of each Trustee. All nominees are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of the trust, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders. With respect to the nominees not previously elected by shareholders, a third-party search firm retained by the Independent Trustees identified Harold Singleton as a candidate, and an executive officer of Strategic Advisers or an affiliate identified Nancy D. Prior as a candidate. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval. The election of the nominees will result in a board comprised of 7 Trustees.

Each of the nominees currently oversees 14 funds. If elected, each nominee will oversee 15 funds upon effectiveness of their election.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

Nancy D. Prior (1967)

Year of Election or Appointment: 2024

Chairman

Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020), President of Multi-Asset Class Strategies (2017-2018), President of Money Markets and Short Duration Bonds (2013-2014), and President of Money Markets (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity’s Bond Funds (2014-2020), and Vice President of Fidelity’s Money Market Funds (2012-2020).

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*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
**	The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Lead Independent Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-

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profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).

Harold Singleton III (1962)

Year of Election or Appointment: 2024

Trustee

Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

*	The information above includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of [March 31, 2024], the nominees for election as Trustees and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

[During the period [January 1, 2023] through [March 31, 2024], no transactions were entered into by Trustees and the nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who

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requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Appendix D sets forth the number of Board and Standing Committee meetings held during each fund’s last fiscal year and a list of each fund’s fiscal year end. Following the election, it is expected that the trust’s Board will continue to include two interested Trustees and five Independent Trustees, and will meet at least four times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of [March 31, 2024] by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix E.

Trustee compensation information for each fund covered by this proxy is included in Appendix F.

The Board of Trustees recommends that shareholders vote FOR Proposal 1.

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PROPOSALS 2 and 3

TO APPROVE SUB-ADVISORY AND SUB-SUBADVISORY AGREEMENTS ON BEHALF OF CERTAIN FUNDS

As the funds’ investment adviser, Strategic Advisers is responsible for implementing each fund’s investment strategies and directing the investments of each fund. See “Management Contracts with Strategic Advisers” section for additional information regarding the services provided by Strategic Advisers to the funds. Pursuant to an exemptive order granted to the trust by the Securities and Exchange Commission (SEC) on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called “manager of managers” structure to manage the funds by allocating some or all of the assets of each fund to one more sub-advisers who manage a portion of the fund’s assets pursuant to separate investment strategies reflected in sub-advisory agreements approved by the Trustees. Information regarding each fund’s currently approved sub-advisers and sub-subadvisers (if applicable), including their principal business address, the date of each sub-advisory and sub-subadvisory agreement, the date each agreement was last submitted to shareholders, and the date on which the agreement was last approved by the Trustees, is listed in Appendix G. Additional information regarding each of the existing sub-advisers is available in each fund’s prospectus and statement of additional information (SAI), which are available at www.fidelity.com. Strategic Advisers may change a sub-adviser’s asset allocation at any time, including allocating no assets to one or more sub-advisers at any given time or from time to time.

The SEC Order allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the funds without requiring a shareholder vote. The conditions of the SEC Order require shareholder approval of any sub-advisory and sub-subadvisory agreements with affiliated sub-advisers and sub-subadvisers and in other instances when the conditions of the SEC Order cannot be satisfied. FDS, FMR UK, FMR H.K., and FMR Japan (Proposal 3) are indirect wholly owned subsidiaries of FMR LLC, the parent company of Strategic Advisers. In addition, certain other conditions within the SEC Order prevent its use with respect to FIA and FIA (UK) (Proposal 2). As such, shareholder approval is required in order for each of the agreements discussed below to take effect.

Conclusion. The Board of Trustees, including the Independent Trustees, has unanimously approved, and recommends that shareholders of each fund approve, each of the proposed sub-advisory and sub-subadvisory agreements in Proposals 2 and 3 below. The Board of Trustees believes that the approval of each sub-advisory and sub-subadvisory agreement is in the best interest of each fund’s shareholders because such approval will provide access to additional investment strategies should Strategic Advisers decide to allocate assets to any of the Proposed Sub-Advisers and Proposed Sub-Subadvisers, if needed, consistent with each fund’s investment objective.

If shareholders do not approve a proposal, the Board of Trustees and Strategic Advisers will evaluate other options for obtaining the desired investment strategies, which may include allocating assets to one or more existing sub-advisers and/or approving new sub-advisory agreements consistent with the terms of the SEC Order, if needed.

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PROPOSAL 2

SUB-ADVISORY AGREEMENT WITH FIA AND SUB-SUBADVISORY AGREEMENT BETWEEN FIA AND FIA (UK)

Strategic Advisers® Alternatives Fund

The primary purpose of Proposal 2 is to facilitate approval by shareholders of a sub-advisory agreement with FIA and a sub-subadvisory agreement between FIA and FIA (UK) on behalf of the above-referenced fund, which will provide Strategic Advisers with access to additional investment strategies should Strategic Advisers determine to allocate a portion of a fund’s assets to FIA and for FIA (UK) to provide investment management and/or advice to FIA, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of the fund among various sub-advisers and/or underlying mutual funds or the fund’s investment objective and principal investment strategies. If Strategic Advisers were to allocate assets to FIA pursuant to the Proposed Agreements, FIA would exercise investment management authority with respect to the portion of fund assets allocated to FIA and, if needed, FIA (UK) would provide investment management and/or advice to FIA in accordance with the fund’s investment objective, policies and limitations, as disclosed in the fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. Additional information regarding the investment strategy to be utilized by FIA under the sub-advisory agreement is provided in the table below.

Proposal	Strategy	Description
2.	Equity Market Neutral	A long-short market neutral strategy that aims to deliver an absolute return over the medium to long term through returns from high conviction stock recommendations while seeking to mitigate general stock market risk (beta) and style biases.

If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to FIA but may do so in the future. Therefore, total annual operating expenses are not initially expected to change as a result of the approval of each Proposed Agreement. However, to illustrate the potential impact of approving the Proposed Agreements, based on a hypothetical initial maximum allocation to the proposed mandate, and further assuming that assets were shifted from lower priced manager(s), Strategic Advisers estimates that the fund’s total management fee rate and total net expenses may increase by up to 0.02%.

Activities and Management of FIA and FIA (UK)

FIL Limited, a Bermuda company formed in 1969, is the ultimate parent company of FIA and FIA (UK). Members of the Johnson family, including Abigail Johnson, are the predominant owners, directly or indirectly through trusts or other legal structures, of FIL Limited. While the Johnson family’s ownership of FIL Limited voting stock may fluctuate from time to time as a result of changes in the total number of shares of FIL Limited voting stock outstanding, it normally represents more than 25% of the total votes which may be cast by all holders of FIL Limited voting stock. No natural person, directly or indirectly, owns 25% or more of the shares or holds 25% or more of the voting rights in FIL Limited, or directly or indirectly has the right to appoint or remove a majority of the directors of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FIA provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. They may also provide investment advisory services. FIA focuses primarily on companies based in Canada, Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIA (UK) focuses primarily on companies based in the U.K. and Europe.

Additional information regarding other registered investment companies for which FIA serves as sub-adviser with similar investment objectives as the investment strategy FIA would utilize on behalf of the fund in Proposal 2 is included in Appendix H.

The Directors of FIA are Martin Dropkin, Richard McBrearty, Katrina Nusum, Adam Outerbridge, Matthew Quaife, Stacey Ramsay, and Deborah Speight. The principal executive officers of FIA are Adrian Lam, SFC Emergency Contact Person and Compliant Officer; May Huimei Li, Authorized Representative of FIA; Rohit Mangla, Chief Compliance Officer; Keira Petty, AML/ATF Compliance Officer and AML/ATF Reporting Officer; and Rosalie Powell, Company Secretary. The principal business address of each of the Directors and officers is Pembroke Hall, 42 Crow Lane, Pembroke HM 19, Bermuda.

The Directors of FIA (UK) are Maria Abbonizio, Romain Boscher, Victoria Kelly, Andrew McCaffery, and Malcolm Palmer. FIL Investment Management Limited serves as the Company Secretary. The principal business address of each of the Directors and officers is Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom.

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Material Terms of Proposed Agreements

The following summary of material terms of the Proposed Agreements with FIA and between FIA and FIA (UK) is qualified in its entirety by reference to the forms of the Proposed Agreements attached in Exhibit 1.

Sub-Advisory Services. Pursuant to the Proposed Agreement with FIA, if Strategic Advisers were to allocate all or a portion of the fund’s assets to FIA, FIA would provide a program of continuous investment management for the portion of the fund’s assets allocated to it in accordance with the fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, the fund, the Trustees, or Strategic Advisers may impose. FIA would also vote the fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. FIA’s investment authority includes authority to invest and reinvest the assets of the fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the fund may purchase, sell, enter into or use.

Pursuant to the Proposed Agreement between FIA and FIA (UK), FIA may request that FIA (UK) provide non-discretionary investment advice to FIA with respect to all or a portion of the fund’s assets allocated to FIA pursuant to the Proposed Agreement between Strategic Advisers and FIA. Such advice may include factual information, research reports and investment recommendations, as requested by FIA. If requested by FIA, FIA (UK) may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FIA in accordance with the investment objective, policies and limitations stated in the fund’s Registration Statement.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreement with FIA, for providing investment management services to the fund, Strategic Advisers will pay FIA sub-advisory fees based on the net assets of the portion of the fund managed by FIA. Strategic Advisers, and not the fund, will pay FIA out of its management fees, subject to the fee schedule below:

Proposal:	Fee Schedule:
2.	Rate – Equity Market Neutral

0.55% (55 basis points) on the first $100 million in assets

0.50% (50 basis points) on the next $50 million in assets

0.40% (40 basis points) on the next $100 million in assets

0.30% (30 basis points) on the next $250 million in assets

0.25% (25 basis points) on assets over $500 million in assets
2.	Rate – FIA (UK)
FIA, not Strategic Advisers or the funds, will pay sub-subadvisory fees to FIA (UK)

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by FIA pursuant to the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to FIA on behalf of the fund.

Duration. If approved by shareholders, the Proposed Sub-Advisory and Sub-Subadvisory Agreement would take effect on or about the first day following shareholder approval and would continue in force for a term of two years, and from year to year thereafter, as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) either the vote of the Trustees or the vote of a majority of the outstanding shares of the fund.

The Proposed Agreements could be transferred to a successor of FIA or FIA (UK), as applicable, without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Sub-Advisory Agreement would be terminable on 60 days’ written notice by the trust or Strategic Advisers and upon 90 days’ written notice by FIA. The Proposed Sub-Subadvisory Agreement would be terminable by Strategic Advisers, FIA, FIA (UK) or the fund at any time on 60 days’ written notice. Each of the Proposed Agreements would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with FIA and FIA (UK). The factors the Board considered in approving the Proposed Agreements are discussed in Appendix I.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal.

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PROPOSAL 3

SUB-ADVISORY AGREEMENT WITH FDS AND SUB-SUBADVISORY AGREEMENTS BETWEEN FDS AND EACH OF FMR UK, FMR H.K., AND FMR JAPAN

Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers® International Fund, Strategic Advisers® Large Cap Fund, and Strategic Advisers® Small-Mid Cap Fund

The primary purpose of Proposal 3 is to facilitate approval by shareholders of a sub-advisory agreement with FDS, and sub-subadvisory agreements between FDS and each of FMR UK, FMR H.K., and FMR Japan, on behalf of each above-referenced fund, which will provide Strategic Advisers with access to additional investment strategies should Strategic Advisers determine to allocate a portion of a fund’s assets to FDS and for FMR UK, FMR H.K., and/or FMR Japan to provide investment management and/or advice to FDS, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds or each fund’s investment objective and principal investment strategies. If Strategic Advisers were to allocate assets to FDS pursuant to the Proposed Agreements, FDS would exercise investment management authority with respect to the portion of fund assets allocated to FDS and, if needed, FMR UK, FMR H.K., and/or FMR Japan would provide investment management and/or advice to FDS in accordance with each fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. Additional information regarding the investment strategies to be utilized by FDS under the Proposed Agreements is provided in the table below.

Proposal	Fund	Strategy	Strategy Benchmark	Description
3.	Strategic Advisers® Emerging Markets Fund	Emerging Markets Equity Plus	MSCI Emerging Markets Index	The strategy seeks to provide enhanced returns relative to the applicable strategy benchmark by replicating the performance of the benchmark using index futures, total return swaps, and/or exchange traded funds and investing primarily in short term bonds with the goal of generating an excess return.
3.	Strategic Advisers® Fidelity® Emerging Markets Fund
3.	Strategic Advisers® Fidelity® International Fund	International Equity Plus	MSCI EAFE Index
3.	Strategic Advisers® International Fund
3.	Strategic Advisers® Fidelity® U.S. Total Stock Fund	U.S. Equity Large Cap Plus	S&P 500 Index
		U.S. Equity Small Cap Plus	Russell 2000 Index
3.	Strategic Advisers® Large Cap Fund	U.S. Equity Large Cap Plus	S&P 500 Index
3.	Strategic Advisers® Small-Mid Cap Fund	U.S. Equity Small Cap Plus	Russell 2000 Index

If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to FDS, with the exception of Strategic Advisers® Fidelity® U.S. Total Stock Fund, but may do so in the future. For Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers expects to transition one mandate (U.S. Equity Large Cap Plus) from an existing sub-adviser, FIAM, to its affiliate FDS, but this transition is expected to result in a similar funding level to the current funding level for the mandate and is not expected to result in any changes to the sub-advisory fee schedule or the total net expenses of the fund. Therefore, total annual operating expenses are not initially expected to change as a result of the approval of each Proposed Agreement.

To illustrate the potential impact of approving the Proposed Agreements, based on a hypothetical initial maximum allocation to the proposed mandate (with the exception of the U.S. Equity Large Cap Plus mandate for Strategic Advisers® Fidelity® U.S. Total Stock Fund), and further assuming that assets were shifted from lower priced manager(s), Strategic Advisers estimates that the fund’s total management fee rate and total net expenses may increase by up to the amounts reflected in the table below:

Fund	Strategy	Hypothetical Impact
Strategic Advisers® Emerging Markets Fund	Emerging Markets Equity Plus	Approximately 0.01% or less
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Fund	Strategy	Hypothetical Impact
Strategic Advisers® Fidelity® Emerging Markets Fund	Emerging Markets Equity Plus	Approximately 0.01% or less
Strategic Advisers® Fidelity® International Fund	International Equity Plus	Approximately 0.01% or less
Strategic Advisers® Fidelity® U.S. Total Stock Fund	U.S. Equity Small Cap Plus	Less than 0.01%
Strategic Advisers® International Fund	International Equity Plus	Approximately 0.01% or less
Strategic Advisers® Large Cap Fund	U.S. Equity Large Cap Plus	Less than 0.01%
Strategic Advisers® Small-Mid Cap Fund	U.S. Equity Small Cap Plus	Less than 0.01%

You are being asked to vote separately on Proposal 3 solely with respect to the fund(s) that you own.

Activities and Management of FDS, FMR UK, FMR H.K., and FMR Japan

FDS, a registered investment adviser, is a subsidiary of FMR LLC and an affiliate of Strategic Advisers. FDS has principal offices at 245 Summer Street, Boston MA, 02110.

Each of FMR UK, FMR H.K., and FMR Japan provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. Each of FMR UK, FMR H.K., and FMR Japan is an affiliate of both FDS and Strategic Advisers.

FDS does not serve as adviser or sub-adviser to any other registered investment companies with similar investment objectives as the investment strategy FDS would utilize on behalf of each fund in Proposal 3.

FMR UK, FMR H.K., and/or FMR Japan do not serve as sub-adviser or sub-subadviser to any other investment companies with similar investment objectives as the investment strategy FDS could delegate to FMR UK, FMR H.K., and/or FMR Japan on behalf of each fund in Proposal 3.

The Directors of FDS are William Irving, Martin McGee, and Kimberly L. Perry. The principal executive officers of FDS are William Irving, President; Stephanie J. Brown, Chief Compliance Officer; Christopher J. Rimmer, Treasurer; John Slyconish, Assistant Treasurer; Michael Shulman, Assistant Treasurer; Cynthia Lo Bessette, Secretary; Lisa D. Krieser, Assistant Secretary; and Jospeh Benedetti, Assistant Secretary. The principal business address of each of the Directors of FDS is 245 Summer Street, Boston MA, 02110.

The Directors of FMR UK are Mark D. Flaherty, Kyle Johnson, Jean-Philippe Provost, and Christopher J. Rimmer. The principal executive officers of FMR UK are Adrian J. Tyerman, Compliance Officer; Stephanie J. Brown, Chief Compliance Officer; and Margaret Cary, Chief Legal Officer. The principal business address of each of the Directors and officers is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

The Directors of FMR H.K. are Sharon Yau Lecornu, James Lenton, and William F. Shanley III. The principal executive officers of FMR H.K. are Sharon Yau Lecornu, Chief Executive Officer; Adrian J. Tyerman, Compliance Officer; Stephanie J. Brown, Chief Compliance Officer; Christopher J. Rimmer, Treasurer; and Margaret Carey, Chief Legal Officer. The principal business address of each of the Directors and officers is Floor 19, 41 Connaught Road Central, Hong Kong.

The Directors of FMR Japan are Timothy M. Cohen, Rieko Hirai, Kirk Roland Neureiter, Nathaniel Norr Salter, William F. Shanley III, and Kan Man Wong. The principal executive officers of FMR Japan are Kenji Kanemasu, Compliance Officer; Koichi Iwabuchi, Statutory Auditor; Stephanie J. Brown, Chief Compliance Officer; Christopher J. Rimmer, Treasurer; and Margaret Carey, Chief Legal Officer. The principal business address of each of the Directors and officers is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

FMR LLC is the ultimate parent company of FDS, FMR UK, FMR H.K., and FMR Japan. Information regarding FMR LLC is contained under the section captioned “Activities and Management of Strategic Advisers.”

Material Terms of Proposed Agreements

The following summary of material terms of the Proposed Agreements with FDS and between FDS and each of FMR UK, FMR H.K., and FMR Japan is qualified in its entirety by reference to the forms of the Proposed Agreements and relevant Schedule A for

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each fund attached in Exhibit 2. The Proposed Agreements between FDS and each of FMR UK, FMR H.K., and FMR Japan are identical for each applicable fund.

Sub-Advisory Services. Pursuant to the Proposed Agreements with FDS, if Strategic Advisers were to allocate all or a portion of a fund’s assets to FDS, FDS would provide a program of continuous investment management for the portion of each fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. FDS would also vote each fund’s proxies in accordance with FDS’ proxy voting policies as approved by the Board. FDS’ investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the fund may purchase, sell, enter into or use.

Pursuant to the Proposed Agreements between FDS and each of FMR UK, FMR H.K., and FMR Japan, FDS may request that FMR UK, FMR H.K., and/or FMR Japan provide non-discretionary investment advice to FDS with respect to all or a portion of each fund’s assets allocated to FDS. Such advice may include factual information, research reports and investment recommendations, as requested by FDS. If requested by FDS, FMR UK, FMR H.K., and/or FMR Japan may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FDS in accordance with the investment objective, policies and limitations stated in each fund’s Registration Statement.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreement with FDS for each fund, for providing investment management services to the fund, Strategic Advisers will pay FDS sub-advisory fees based on the net assets of the portion of the fund managed by FDS. Strategic Advisers, and not each fund, will pay FDS out of its management fees, subject to the fee schedule(s) below, as applicable:

Proposal:	Fund	Fee Schedule:

3.	Strategic Advisers® Emerging Markets Fund	Rate – Emerging Markets Equity Plus
	Strategic Advisers® Fidelity® Emerging Markets Fund	0.40% (40 basis points) on the first $100 million in assets
0.35% (35 basis points) on the next $400 million in assets
0.29% (29 basis points) on any amount in excess of $500 million in assets

3.	Strategic Advisers® Fidelity® International Fund	Rate – International Equity Plus
	Strategic Advisers® International Fund	0.35% (35 basis points) on the first $100 million in assets
0.30% (30 basis points) on the next $400 million in assets
0.24% (24 basis points) on any amount in excess of $500 million in assets

3.	Strategic Advisers® Large Cap Fund	Rate – U.S. Equity Large Cap Plus
	Strategic Advisers® Fidelity® U.S. Total Stock Fund	0.28% (28 basis points) on the first $100 million in assets
0.24% (24 basis points) on the next $400 million in assets
0.17% (17 basis points) on any amount in excess of $500 million in assets

3.	Strategic Advisers® Small-Mid Cap Fund	Rate – U.S. Equity Small Cap Plus
	Strategic Advisers® Fidelity® U.S. Total Stock Fund	0.28% (28 basis points) on the first $100 million in assets
0.24% (24 basis points) on the next $400 million in assets
0.17% (17 basis points) on any amount in excess of $500 million in assets

3.	Each above-referenced fund	Rates – FMR UK, FMR H.K., and FMR Japan
FDS, not Strategic Advisers or the funds, will pay sub-subadvisory fees to each of FMR UK, FMR H.K., and FMR Japan.
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The assets of all registered investment companies managed by Strategic Advisers and sub-advised by FDS pursuant to the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to FDS on behalf of the applicable fund.

Duration. If approved by shareholders, each Proposed Agreement would take effect on or about the first day following shareholder approval and would continue in force for a term of two years and from year to year thereafter, as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) either a vote of the Trustees or a vote of a majority of the outstanding shares of the fund.

The Proposed Agreements could be transferred to a successor of FDS or each applicable Sub-Subadviser, as applicable, without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Sub-Advisory Agreements would be terminable on 60 days’ written notice by the trust or Strategic Advisers and on 90 days’ written notice by FDS. Each Proposed Sub-Subadvisory Agreement would be terminable by the applicable fund, FDS, and FMR UK, FMR H.K or FMR Japan, as applicable, on 60 days’ written notice. Each of the Proposed Agreements would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with FDS, FMR UK, FMR H.K., and FMR Japan. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix I.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal.

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The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND OFFICERS OF THE TRUST

Howard E. Cox, Jr. is a Member of the Advisory Board of Fidelity Rutland Square Trust II. The executive officers of the funds include: Heather Bonner, Craig S. Brown, John J. Burke III, Margaret Carey, Jonathan Davis, Laura M. Del Prato, James D. Gryglewicz, Colm A. Hogan, Christina H. Lee, Chris Maher, Brett Segaloff, Stacie M. Smith, and Jim Wegmann. Additional information about Mr. Cox and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each Advisory Board Member and executive officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation*

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense’s Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Heather Bonner (1977)

Year of Election or Appointment: 2023

President and Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Assistant Secretary

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

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Name, Year of Birth; Principal Occupation*

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

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Name, Year of Birth; Principal Occupation*

Stacie M. Smith (1974)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts, 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings of shareholders.

Nancy D. Prior currently is an interested person of the trust and currently serves as an Interested Trustee and Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an Interested Trustee and Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees. See Appendix D for the number of meetings each standing committee held during each fund’s last fiscal year end.

The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an “audit committee financial expert” as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund’s Treasurer, the fund’s Chief Financial Officer, the fund’s Chief Compliance Officer (CCO), personnel responsible for the internal audit function of FMR LLC, and the fund’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund’s service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund’s financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside

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auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund’s financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor’s independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund’s service providers’ internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund’s and service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund’s ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund’s or service provider’s internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process from the fund’s Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund’s Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund’s Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund’s financial statements. The committee will discuss regularly and oversee the review of the fund’s major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund’s service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund’s compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or

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other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund’s or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the fund’s expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 6.

MANAGEMENT CONTRACTS WITH STRATEGIC ADVISERS

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 2 or 3.

Each fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the funds’ investment adviser. Information regarding the date of each fund’s management contract with Strategic Advisers and the date of the last shareholder vote is provided in Appendix J. The management contract for each fund was last approved by Trustees at a meeting held on September 6, 2023.

Management and Sub-Advisory Services. Under the terms of its management contract with each fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate each fund’s assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide each fund with all necessary office facilities and personnel for servicing each fund’s investments, compensate all officers of each fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of each fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of each fund’s assets in accordance with each fund’s investment objective, policies and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, each fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and each fund’s transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund’s management contract further provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund’s transfer agent agreement, the transfer agent

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bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund’s securities lending program, if applicable, each fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees.

For the services of Strategic Advisers under each management contract, each fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of each fund’s average daily net assets throughout the month (Strategic Advisers’ portion of the management fees) plus the total fees payable monthly to each fund’s sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that each fund’s maximum aggregate annual management fee rate, as a percentage of its respective average daily net assets, will not exceed the rates outlined in the table in Appendix K.

Strategic Advisers has contractually agreed to waive its portion of the management fee for each fund (0.25% of each fund’s average daily net assets) through September 30, 2026. Strategic Advisers may not discontinue or modify the management fee waiver prior to their expiration date without the approval of the Board of Trustees. For each fund, the approval of the proposed sub-advisory agreement will not result in a change to the maximum aggregate annual management fee payable by shareholders (as indicated in Appendix K), the portion of the management fee retained by Strategic Advisers, if any, or the management fee waiver discussed above.

For purposes of Proposals 2 and 3, the following tables show the amount of management fees paid by each applicable fund to Strategic Advisers for the past fiscal year and the amount of waivers reducing management fees for each fund.

Fund	Fiscal Year Ended May 31	Amount of Waivers Reducing Management Fees	Amount of Credits Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Alternatives Fund	2023
Strategic Advisers® Fidelity® Emerging Markets Fund	2023
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023
Strategic Advisers® Large Cap Fund	2023

Fund	Fiscal Year Ended February 29	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Emerging Markets Fund	2024
Strategic Advisers® Fidelity® International Fund	2024
Strategic Advisers® International Fund	2024
Strategic Advisers® Small-Mid Cap Fund	2024

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of each fund’s operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

ACTIVITIES AND MANAGEMENT OF STRATEGIC ADVISERS

The disclosure in this section is applicable to those funds included in any of Proposals 2 or 3.

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Strategic Advisers, an indirect wholly owned subsidiary of FMR LLC formed in 1988, serves as investment adviser to a number of investment companies.

The Directors of Strategic Advisers are Richard Compson, David Coyne, and Peter Brian Enyeart. The principal executive officers of Strategic Advisers are Peter Brian Enyeart, President; Lisa D. Krieser, Secretary; Stephanie J. Brown, Chief Compliance Officer; James D. Gryglewicz, Compliance Officer; Christopher J. Rimmer, Treasurer; Stephanie A. Caron, Chief Operating Officer; John A. Stone, Chief Investment Officer; and Catherine Pena, Chief Investment Officer. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Heather Bonner, President and Treasurer of the trust; Stacie M. Smith, Assistant Treasurer of the trust; John J. Burke III, Chief Financial Officer of the trust; James D. Gryglewicz, Chief Compliance Officer of the trust; Christina H. Lee, Secretary and Chief Legal Officer of the trust; Craig S. Brown, Assistant Treasurer of the trust; Jonathan Davis, Assistant Treasurer of the trust; Laura M. Del Prato, Assistant Treasurer of the trust; Colm A. Hogan, Assistant Treasurer of the trust; Chris Maher, Assistant Treasurer of the trust; Jim Wegmann, Assistant Treasurer of the trust; Brett Segaloff, Anti-Money Laundering (AML) Officer of the trust; and Margaret Carey, Assistant Secretary of the trust. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of Strategic Advisers is 245 Summer Street, Boston, Massachusetts 02210.

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FDS, FMR UK, FMR H.K., and FMR Japan. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

SUB-ADVISORY AGREEMENTS

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 2 or 3.

Strategic Advisers has retained the entities outlined in Appendix G to serve as sub-advisers for each fund subject to Proposals 2 and 3. Each fund and Strategic Advisers have entered into a sub-advisory agreement with each respective sub-adviser, as applicable, pursuant to which each sub-adviser may provide investment advisory services for each respective fund, as applicable. Under the terms of each sub-advisory agreement, for providing investment management services to the applicable fund, Strategic Advisers pays the sub-adviser fees based on the average net assets of the portion of the fund managed by that sub-adviser pursuant to an approved strategy. For most sub-advisory agreements, the fees are calculated using the effective rate applicable to Aggregated Assets managed by the sub-adviser under the applicable strategy. “Aggregated Assets” for a particular strategy generally means the assets of all registered investment companies managed by Strategic Advisers that are managed by the sub-adviser pursuant to that strategy.

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers, on behalf of each fund, to sub-adviser(s) other than FDS, FIAM, FIA and Geode under existing sub-advisory agreements for each fund’s most recently completed fiscal year.

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Fund	Fiscal Year Ended May 31	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)[1]	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Alternatives Fund	2023
Strategic Advisers® Fidelity® Emerging Markets Fund	2023
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023
Strategic Advisers® Large Cap Fund	2023
[1]	Excludes sub-advisory fees paid to FIA and Geode, if applicable

Fund	Fiscal Year Ended February 29	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)[1]	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Emerging Markets Fund	2024
Strategic Advisers® Fidelity® International Fund	2024
Strategic Advisers® International Fund	2024
Strategic Advisers® Small-Mid Cap Fund	2024
[1]	Excludes sub-advisory fees paid to FIA and Geode, if applicable

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers, on behalf of Strategic Advisers® Alternatives Fund, to FDS for the fund’s most recently completed fiscal year. Appendix L shows the rate of compensation paid to FDS under its existing agreements.

Fund	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to FDS	Sub-Advisory Fees Paid by Strategic Advisers to FDS as a % of Average Net Assets of the Fund
Strategic Advisers® Alternatives Fund	2023

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers to FIAM, on behalf of each fund for which FIAM serves sub-adviser, for each fund’s most recently completed fiscal year. Appendix L shows the rate of compensation paid to FIAM under each existing agreement.

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Fund	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® Emerging Markets Fund	2023
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023
Strategic Advisers® Large Cap Fund	2023

Fund	Fiscal Year Ended February 29	Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Emerging Markets Fund	2024
Strategic Advisers® Fidelity® International Fund	2024
Strategic Advisers® International Fund	2024
Strategic Advisers® Small-Mid Cap Fund	2024

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers to FIA, on behalf of each fund for which FIA serves as sub-adviser, for each fund’s most recently completed fiscal year. Appendix L shows the rate of compensation paid to FIA under each existing agreement.

Fund	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to FIA	Sub-Advisory Fees Paid by Strategic Advisers to FIA as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity Emerging Markets Fund	2023
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023

Fund	Fiscal Year Ended February 29	Sub-Advisory Fees Paid by Strategic Advisers to FIA	Sub-Advisory Fees Paid by Strategic Advisers to FIA as a % of Average Net Assets of the Fund
Strategic Advisers® Emerging Markets Fund	2024
Strategic Advisers® Fidelity® International Fund	2024
Strategic Advisers® International Fund	2024
Strategic Advisers® Small-Mid Cap Fund	2024

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers to Geode, on behalf of each fund for which Geode serves as sub-adviser, for each fund’s most recently completed fiscal year. Appendix L shows the rate of compensation paid to Geode under each existing agreement.

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Fund	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to Geode	Sub-Advisory Fees Paid by Strategic Advisers to Geode as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® Emerging Markets Fund	2023
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023
Strategic Advisers® Large Cap Fund	2023

Fund	Fiscal Year Ended February 29	Sub-Advisory Fees Paid by Strategic Advisers to Geode	Sub-Advisory Fees Paid by Strategic Advisers to Geode as a % of Average Net Assets of the Fund
Strategic Advisers® Emerging Markets Fund	2024
Strategic Advisers® Fidelity® International Fund	2024
Strategic Advisers® International Fund	2024
Strategic Advisers® Small-Mid Cap Fund	2024

As Strategic Advisers has agreed to waive its portion of the management fee for each fund, differences between the amount of the management fees paid by each fund, as outlined in the “Management Contracts with Strategic Advisers” section, and the aggregate amount of the sub-advisory fees paid by Strategic Advisers on behalf of the applicable fund to the sub-advisers, may be due to expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known.

PORTFOLIO TRANSACTIONS

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 2 or 3.

To the extent that Strategic Advisers grants investment management authority over an allocated portion of a fund’s assets to a sub-adviser and, if applicable, the sub-adviser in turn delegates investment management authority to a sub-subadviser (see the section entitled “Management Contracts with Strategic Advisers”), that sub-adviser and/or sub-subadviser, as applicable, is authorized to provide the services described in the respective sub-advisory and/or sub-subadvisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Strategic Advisers (either directly or through its affiliates), a sub-adviser or a sub-subadviser, pursuant to authority contained in each management contract and the respective sub-advisory or sub-subadvisory agreement.

Strategic Advisers, a sub-adviser or a sub-subadviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Each fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and if it invests directly in other types of securities, including exchanged traded funds (ETFs).

Strategic Advisers or its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with National Financial Services LLC (NFS), through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker’s or dealer’s execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers’ affiliated brokers in accordance with regulatory guidelines. For certain funds, trades are facilitated through FMR’s trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC

25

(FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.

Appendix M provides information regarding brokerage commissions paid by each fund to affiliated broker-dealers of Strategic Advisers and each sub-adviser, if any.

DISTRIBUTION AGREEMENT

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 2 or 3.

Each fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

If the Proposed Agreements in Proposals 2 or 3 are approved, FDC will continue to provide distribution services to the funds.

TRANSFER AND SERVICE AGENT AGREEMENTS

The disclosure and related appendices in this section are applicable to those funds included in Proposals 2 or 3.

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agent services, FIIOC receives no fees from each fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or its affiliate bears the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of each agreement, FSC calculates the net asset value and dividends for shares, maintains each fund’s portfolio and general accounting records and administers each fund’s securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund’s average daily net assets throughout the month. Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services for each fund under the terms of an agreement between Strategic Advisers and FSC.

If the Proposed Agreements in Proposals 2 and 3 are approved, FIIOC and FSC will continue to provide transfer agency services and pricing and bookkeeping services, respectively, to the funds.

SECURITIES LENDING

The disclosure and related appendices in this section are applicable to those funds included in Proposal 2 or Proposal 3.

The funds have retained agents, including National Financial Services LLC (NFS), an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

If the Proposed Agreements in Proposals 2 and 3 are approved, the funds will continue to participate in a securities lending program for which NFS will continue to act as securities lending agent.

Appendix N provides information regarding lending agent fees paid by each fund to NFS.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust’s Audit and Compliance Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit and Compliance Committee must pre-approve all audit and non-audit services provided by a funds’ independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit and Compliance Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit and Compliance Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity® funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit and Compliance Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit and Compliance Committee, or (ii) by oral or written approval of the service by the Chair of the Audit and Compliance Committee (or if the Chair is unavailable, such other member of the Audit and Compliance Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit and Compliance Committee.

Non-audit services provided by a fund audit firm to a fund service provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are reported to the Audit and Compliance Committee on a periodic basis.

The trust’s Audit and Compliance Committee has considered non-audit services that were not pre-approved that were provided by PwC to fund service providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the fund service providers.

Fees and Services

Appendix O presents fees billed by PwC in each of the last two fiscal years for services rendered to the funds.

Appendix P presents fees billed by PwC that were required to be approved by the trust’s Audit and Compliance Committee for services that relate directly to the operations and financial reporting of the funds that are rendered on behalf of Fund Service providers.

Appendix Q presents the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trust’s Audit and Compliance Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the trust, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals should identify the fund or funds implicated and must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

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NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company LLC., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports, if available, you wish to receive in order to supply copies to the beneficial owners of the respective shares.

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EXHIBIT 1

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS LLC,

FIL INVESTMENT ADVISORS

AND

FIDELITY RUTLAND SQUARE TRUST II

THIS AGREEMENT, made this         day of                         , by and among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of Strategic Advisers Alternatives Fund (the “Fund”), Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, and FIL Investment Advisors (“Sub-Adviser”), a Bermuda company (this “Agreement”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated June 2, 2022, as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1. Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund’s assets allocated, from time to time, by the Adviser to the Sub-Adviser (the “Portfolio”), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2. Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Portfolio in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub- Adviser;

(b) invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c) oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d) employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e) subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf

1

of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund’s securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) The Sub-Adviser further agrees that, in performing its duties hereunder, it will comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) any other applicable laws and regulations, including but not limited to applicable securities and anti-corruption laws and regulations, (3) the Sub-Adviser’s compliance policies and procedures, (4) the rules and regulations of the Commodities Futures Trading Commission, (5) the Internal Revenue Code of 1986, as amended (“Code”), (6) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (7) the Trust’s Trust Instrument and By-Laws and (8) any written instructions of the Adviser or the Board;

(i) manage the assets of the Portfolio to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k) make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as

2

investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-PORTs;

(r) provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s) not consult with any other investment sub-adviser of the Trust (if any), or with the sub- adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

The parties acknowledge and agree that the Sub-Adviser may, at its expense and in its discretion, utilize personnel employed by affiliates of the Sub-Adviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Sub-Adviser’s compliance and other programs with respect to their activities on behalf of the Fund or Portfolio. For the avoidance of doubt, it is acknowledged and agreed that the Sub-Adviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Sub-Adviser to perform services under this Agreement. All fees and/or other compensation payable to a participating affiliate shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such participating affiliate.

3

3. Brokerage; Trading Agreements

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with derivative and other counterparties, brokers or dealers (including but not limited to prime brokers and/or futures commission merchants) (“Trading Entities”) selected by the Sub-Adviser. In connection with the transactions permitted hereunder, the Adviser hereby grants to the Sub-Adviser, as its agent, the authority in respect of the Portfolio to open and maintain brokerage accounts of all types on behalf of and in the name of the Fund, and to negotiate and execute trading agreements, account opening and other agreements, ancillary documents, and any other reasonable and customary documents and representation letters as the Sub-Adviser deems appropriate in respect of the Portfolio with appropriate Trading Entities that conform to the Trading Entity suitability standards established by the Sub- Adviser (“Documentation”) and to perform on the Fund’s behalf any and all of the obligations contemplated under such Documentation. This authority includes, among other things, the authority to: (i) open trading accounts with Trading Entities; (ii) provide relevant Fund-related information to Trading Entities, provided that the Sub-Adviser shall only send information pursuant to this clause (a) which is reasonably required to open and maintain trading accounts with such Trading Entities; (b) to such Trading Entities whom the Sub- Adviser selected with due care in accordance with the Sub-Adviser’s policies and procedures; and (c) if the Sub-Adviser reasonably believes that such information shall only be used by the applicable Trading Entity for the purpose of opening and maintaining trading accounts; and (iii) receive, review, and accept on the Fund’s behalf, any industry standard disclosures and other information Trading Entities may provide; and (iv) instruct the Fund’s custodian to deliver margin to and deposit collateral and margin with or for the benefit of the Trading Entity, in each case in a manner that is consistent with applicable limitations under the 1940 Act. The Sub-Adviser may also enter into standard customer agreements with Trading Entities and direct payments of cash, cash equivalents and securities and other property into such brokerage and other accounts as the Sub-Adviser deems desirable or appropriate.

In selecting Trading Entities to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker- dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

Except where it has received the Adviser’s written consent in advance, the Sub-Adviser agrees that it shall not enter into agreements with appropriate derivative counterparties and/or futures commission merchants with respect to the Fund unless the counterparty to such agreements is either (a) a “U.S. person” as that term is used in Treas. Reg. 1.1441-4(a)(3)(ii) and Section 7701(a)(30) of the Code or (b) a “qualified derivatives dealer” as defined in Treas. Reg. 1.1441-1(e)(6) and acting in its capacity as such, and, in each case, has agreed to provide appropriate documentation certifying its tax status under clause (a) or (b).

4. Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required

4

to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5. Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6. Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub- Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub- Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c) As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

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7. Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8. Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9. Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar to those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub- Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub- Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub- Adviser’s obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports, certifications and information concerning the Sub- Adviser’s compliance program including, but not limited to, the following;

(i) Quarterly Compliance Certifications, including any required attachments, no later than the tenth (10th) business day after each calendar quarter; and

(ii) Annual Report on Code of Ethics Matters, including any required attachments, no later than the fifteenth (15th) business day of October each year.

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

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(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested;

(7) provide a list of any participating affiliate that provides, or assists in providing, services under the Agreement, which includes the identity of the participating affiliate and such other information reasonably requested by the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO; and

(8) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 18 Report (or applicable successor report) prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11. Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund.

This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12. Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

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13. Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of (i) attorneys, accountants and other advisers of the Recipient and its affiliates and (ii) employees of the Recipient’s affiliates, on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or

(v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14. Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15. Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust/Board:	Fidelity Rutland Square Trust II 245
Summer Street
Boston, MA 02210
Attn.: Chief Legal Officer

If to the Adviser:	Strategic Advisers LLC 245
Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers LLC 245
Summer Street
Boston, MA 02210
Attn.: SVP, Head of Adviser Oversight

If to the Sub-Adviser:	FIL Investment Advisors
Pembroke Hall
42 Crow Lane
Pembroke, Bermuda HM19 Attn.:
Rosalie Powell

With a copy to:	FIL Investment Advisors 4
Cannon Street London,
EC4M 5AB Great Britain
Attn.: Nick Birchall
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With a copy to:	FIL Investment Advisors Kingswood
Fields, Millfield Lane Tadworth, KT20 6RP
Great Britain
Attn.: Charlie Wilson

16. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

(g) This Agreement and any documents related hereto may be electronically signed. The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

[The remainder of this page is intentionally left blank.]

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Schedule A

Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Alternatives Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and FIL Investment Advisors (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Equity Market Neutral (the “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate

0.55% (55 basis points) on the first $100 million in assets

0.50% (50 basis points) on the next $50 million in assets

0.40% (40 basis points) on the next $100 million in assets

0.30% (30 basis points) on the next $250 million in assets

0.25% (25 basis points) on assets over $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Section 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio; provided, however, that the foregoing shall not apply to any client fund or account (i) whose fees are structured to include a performance-based fee component, (ii) that is disclosed to, and whose rate is exempted in writing by, the Adviser prior to the Board’s initial approval of the fee schedule for the applicable Strategy, or (iii) that is otherwise exempted by the Board and the Adviser.

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FORM OF

SUB-ADVISORY AGREEMENT

between

FIL INVESTMENT ADVISORS (UK) LIMITED

and

FIL INVESTMENT ADVISORS

AGREEMENT made this 7th day of March 2024, by and between FIL Investment Advisors (UK) Limited, Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey KT20 6RP, United Kingdom (hereinafter called the “UK Sub-Advisor”) and FIL Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda (hereinafter called the “Sub-Advisor”).

WHEREAS Strategic Advisers LLC, Delaware limited liability company (hereinafter called the “Advisor”), has entered into a Management Contract with Fidelity Rutland Square Trust II, a Delaware statutory trust, which may issue one or more series (hereinafter called the “Trust”) on behalf of the Funds stated in Schedule A hereto (hereinafter called the “Fund”), pursuant to which the Advisor is to act as investment advisor to the Fund,

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the “Sub-Advisory Agreement”) pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Fund, and

WHEREAS the UK Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the UK and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the UK Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the UK Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund, in connection with the Sub-Advisor’s duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Fund advised or managed by the UK Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the UK Sub-Advisor. The UK Sub-Advisor shall pay the salaries and fees of all personnel of the UK Sub-Advisor performing services for the Fund relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the UK Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Fund, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the UK Sub- Advisor shall manage all or a portion of the investments of the Fund in accordance with the investment objective, policies and limitations provided in the Fund’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the UK Sub-Advisor. With respect to the portion of the investments of the Fund under its management, the UK Sub-Advisor is authorized to make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the UK Sub-Advisor may select. The UK Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub- Advisor, to provide additional investment management services to the Fund, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Fund. All investment management and any other activities of the UK Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust’s Board of Trustees.

2. Information to be Provided to the Trust and the Advisor: The UK Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust’s Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the UK Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the UK Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the UK Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or

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UK Sub-Advisor. The UK Sub- Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Fund and/or to the other accounts over which the UK Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The UK Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the UK Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the UK Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

4. Compensation: The Sub-Advisor shall compensate the UK Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly sub-advisory fee (the “UK Sub-Advisory Fee”). The UK Sub-Advisory Fee shall be equal to 110% of the UK Sub- Advisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The UK Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly investment management fee (the “UK Investment Management Fee”). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Fund managed by the UK Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements (“Average Group Assets”) in accordance with the following fee schedule:

[For Equity Funds and Liquid Alternative Funds]

Annualized Fee Rate
Average Group Assets	(For Each Level)
$0 - $500 million	0.32%
$500 million - $1 billion	0.27%
over $1 billion	0.24%

[For Bond Funds]

Annualized Fee Rate
Average Group Assets	(For Each Level)
$0 - $500 million	0.23%
$500 million - $1 billion	0.20%
over $1 billion	0.17%

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub- advisory fees received by the Sub-Advisor in respect of the Fund from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the UK Sub-Advisor’s fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the UK Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Fund for the same period, the fees paid to the UK Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

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5. Expenses: It is understood that the Fund will pay all of its expenses other than those expressly stated to be payable by the UK Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Fund.

6. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the UK Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the UK Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the UK Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the UK Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the UK Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the UK Sub-Advisor’s ability to meet all of its obligations hereunder. The UK Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

Nothing in this Agreement will constitute a partnership between the Advisor, the Sub-Advisor, the UK Sub-Advisor and the Trust. Nothing in this Agreement makes the UK Sub-Advisor an agent of the Advisor, Sub-Advisor or the Trust and the UK Sub-Advisor has no authority whatsoever to exercise discretionary powers over the global portfolios and investment funds, except as provided pursuant to paragraph 1(b) herein, of the Advisor, Sub-Advisor and the Trust, or otherwise to bind the Advisor’s and the Trust’s assets under management.

The UK Sub-Advisor shall furnish services as an independent contractor and not as an employee or agent of either the Advisor, Sub-Advisor or the Trust. The UK Sub-Advisor has no power or authority to act for, represent, or bind the Advisor, Sub-Advisor or the Trust or any company affiliated with either of them.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the UK Sub-Advisor, the UK Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2025 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement may be modified by mutual consent of the Advisor, the UK Sub-Advisor, the Sub-Advisor and the Fund subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the UK Sub-Advisor or the Fund may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Fund by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The UK Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the UK Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. Nor shall the UK Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

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The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[Signature Follows]

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Schedule A

to the Sub-Advisory Agreement between FIL Investment Advisors (UK) Limited and FIL Investment Advisors

dated March 7, 2024

Fund	Effective Date
Strategic Advisers U.S. Total Stock Fund	March 7, 2024
[Strategic Advisers Alternatives Fund]	[ , ]

Agreed and Accepted

As of

FIL INVESTMENT ADVISORS	FIL INVESTMENT ADVISORS (UK) LIMITED

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

EXHIBIT 2

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS LLC,

FIDELITY DIVERSIFYING SOLUTIONS LLC

AND

FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this [   ] day of [                 ], among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers Emerging Markets Fund/Strategic Advisers Fidelity Emerging Markets Fund/Strategic Advisers Fidelity International Fund/Strategic Advisers Fidelity U.S. Stock Fund/Strategic Advisers International Fund/Strategic Advisers Large Cap Fund/Strategic Advisers Small-Mid Cap Fund] (the “Fund”), Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, and Fidelity Diversifying Solutions LLC (“Sub-Adviser”), a Delaware limited liability company (this “Agreement”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated as of [Date of Management Contract]], as may be further amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1. Appointment

With respect to the portion of the assets of the Fund allocated, from time to time, by the Adviser to the Sub-Adviser, the Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 8 of this Agreement.

2. Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”) and as provided by the Adviser to the Sub- Adviser; invest and reinvest the portion of the assets of the Fund allocated to the Sub-Adviser by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use;

(b) oversee the placement of purchase and sale orders on behalf of the Fund;
(c) employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund;
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(d) subject to the understanding set forth in Section 11(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the portion of the assets of the Fund allocated to the Sub-Adviser may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures as approved by the Board and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(e) maintain books and records with respect to the Fund’s securities transactions in accordance with applicable laws, rules and regulations;

(f) if applicable, and subject to applicable law, to retain affiliated sub-subadvisers to furnish investment management and advisory services to the Sub-Adviser, in connection with the Sub-Adviser’s portfolio management activities on behalf of the Fund, and to compensate any such sub-subadviser out of the fees received by the Sub-Adviser under this Agreement; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, including furnishing the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities that the Fund may hold, and (3) establishing appropriate processes to promote the efficient exchange of information.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the rules and regulations of the Commodity Futures Trading Commission and National Futures Association, (3) the Internal Revenue Code of 1986, as amended (“Code”), (4) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (5) the Trust’s Trust Instrument and By-Laws or other organizational documents of the Trust and (6) any written instructions of the Adviser or the Board, provided the Sub-Adviser has had sufficient opportunity to implement such instructions;

The Adviser will provide the Sub-Adviser with advance notice of any change in the Fund’s investment objectives, strategies, policies, limitations and restrictions as stated in the Registration Statement or in any procedures and policies adopted by the Board and/or the Adviser, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement and with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, manage the Fund’s portfolio investments in compliance with such changes, provided the Sub-Adviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser and has had sufficient opportunity to implement such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of the modified Registration Statement reflecting such changes provided that such Registration Statement was so modified.

(i) manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M and, if applicable, section 817(h) of the Code and regulations issued thereunder;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k) make available to the Board, the Adviser, the Trust’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Fund, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Fund such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub- Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the

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Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders and other documents provided to the Sub-Adviser with respect to the information therein that pertains to the Sub-Adviser or the services provided by the Sub- Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding involving the affairs of the Trust or the Adviser or their affiliates brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act). The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third -party, except in compliance with the Trust’s policies on disclosure of portfolio holdings or as requested by the Adviser; however, Sub-Adviser may include the Fund’s performance information in the calculation of composite performance information, provided that the Fund’s performance information is included in the composite in such a way as to prevent anyone from identifying the information contributed by the Fund. In addition, the Adviser acknowledges that the Sub-Adviser manages other accounts following the same investment strategy as the Fund and that these accounts may have different portfolio holdings disclosure policies;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-PORTs;

(r) provide reasonable assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust’s valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance may include (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser or its affiliates who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) providing reasonable assistance to the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, provide assistance in fair valuation of the Trust; and (iv) maintaining records as required by applicable law with respect to any securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s) not consult with any other investment sub-adviser of the Trust (if any), or with the sub- adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing

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investment advisory services only with respect to such portion of the Fund’s assets as may from time to time be allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC and, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part II as updated from time to time. The Adviser hereby acknowledges having received a current copy of the Sub-Adviser’s Form ADV Part II, current as of the date hereof.

In performing its obligations under this Agreement, the Sub-Adviser may rely upon information concerning the Fund’s books and records provided to it by the Adviser, the custodian(s) or other agent(s) designated by the Adviser, and will not independently verify the accuracy or completeness of such information. The Sub-Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any loss, claim or damages related to such reliance.

3. Obligations of the Adviser and the Fund

The Adviser will provide, or has provided, to the Sub-Adviser, with a copy of the Registration Statement as filed with the SEC, and of the policies and procedures adopted by the Board and/or the Adviser which the Sub-Adviser is required to implement in managing the portion of the assets of the Fund allocated to the Sub-Adviser or such other information or documents necessary for the management of the Sub- Adviser’s allocated portion of Fund assets as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Agreement, the Adviser shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective.

4. Brokerage; Trading Agreements

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with derivative and other counterparties, brokers or dealers (including but not limited to prime brokers and/or futures commission merchants) (“Trading Entities”) selected by the Sub-Adviser. In connection with the transactions permitted hereunder, the Adviser hereby grants to the Sub-Adviser, as its agent, the authority in respect of the Portfolio to open and maintain brokerage accounts of all types on behalf of and in the name of the Fund, and to negotiate and execute trading agreements, account opening and other agreements, ancillary documents, and any other reasonable and customary documents and representation letters as the Sub-Adviser deems appropriate in respect of the Portfolio with appropriate Trading Entities that conform to the Trading Entity suitability standards established by the Sub- Adviser (“Documentation”) and to perform on the Fund’s behalf any and all of the obligations contemplated under such Documentation. This authority includes, among other things, the authority to: (i) open trading accounts with Trading Entities; (ii) provide relevant Fund-related information to Trading Entities, provided that the Sub-Adviser shall only send information pursuant to this clause (a) which is reasonably required to open and maintain trading accounts with such Trading Entities; (b) to such Trading Entities whom the Sub- Adviser selected with due care in accordance with the Sub-Adviser’s policies and procedures; and (c) if the Sub-Adviser reasonably believes that such information shall only be used by the applicable Trading Entity for the purpose of opening and maintaining trading accounts; and (iii) receive, review, and accept on the Fund’s behalf, any industry standard disclosures and other information Trading Entities may provide; and (iv) instruct the Fund’s custodian to deliver margin to and deposit collateral and margin with or for the benefit of the Trading Entity, in each case in a manner that is consistent with applicable limitations under the 1940 Act. The Sub-Adviser may also enter into standard customer agreements with Trading Entities and direct payments of cash, cash equivalents and securities and other property into such brokerage and other accounts as the Sub-Adviser deems desirable or appropriate.

In selecting Trading Entities to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker- dealer that furnishes brokerage and research services a higher

4

commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the Sub-Adviser’s trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

Except where it has received the Adviser’s written consent in advance, the Sub-Adviser agrees that it shall not enter into agreements with derivative counterparties and/or futures commission merchants with respect to the Fund unless the counterparty to such agreements is either (a) a “U.S. person” as that term is used in Treas. Reg. 1.1441-4(a)(3)(ii) and Section 7701(a)(30) of the Code or (b) a “qualified derivatives dealer” as defined in Treas. Reg. 1.1441-1(e)(6) and acting in its capacity as such, and, in each case, has agreed to provide appropriate documentation certifying its tax status under clause (a) or (b).

5. Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the portion of the assets of the Fund allocated to the Sub-Adviser by the Adviser.

6. Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub- Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser’s failure to meet its standard of care and thereby causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M and, if applicable, section 817(h) of the Code and the regulations issued thereunder, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, shareholder reports, advertisements, sales literature, or other materials pertaining to the Trust or the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement, or otherwise for breach of this Agreement by the Sub-Adviser. In addition, the

5

Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub- Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c) As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Risk Acknowledgement

The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis. The Adviser understands that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic, political, business and structure risks and that those investment decisions will not always be profitable.

8. Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

9. Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

10. Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar to those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub- Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

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11. Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub- Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s applicable compliance policies and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Trust’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports and certifications concerning the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access, including on-site visits with the Sub-Adviser as may be reasonably requested from time to time, to information regarding the aspects of the Sub-Adviser’s compliance program that may expose the Adviser and the Trust to compliance risks or lead to a violation by the Trust, the Adviser or the Sub-Adviser of the federal securities laws;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Trust’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Trust’s CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 18 Report (or applicable successor report) prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

(c) Notwithstanding anything to the contrary herein, the Adviser acknowledges that Sub- Adviser is not the compliance agent for the Trust or for the Adviser, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. Any of the Sub-Adviser’s agreement to perform the services in this Section 11 or elsewhere in this Agreement is subject to the understanding that the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Trust’s book and records.

(d) The Adviser will provide the Sub-Adviser records to facilitate the Sub-Adviser’s ability to meet the Sub-Adviser’s obligations under Rule 206(4)-5 of the Advisers Act. The Sub-Adviser shall treat such records as subject to the applicable confidentiality provision(s) under this Agreement, provided that at no time, unless so required by the applicable laws or relevant regulatory authorities, shall the records be disclosed to or otherwise made available to and shared with any third party or the general public.

(e) The Sub-Adviser represents, warrants and agrees that the Sub-Adviser is duly registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended from time to time, and as a “commodity pool operator” and a “commodity trading advisor” under the Commodity Exchange Act of 1936, as amended from time to time.

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12. Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Fund to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the portion of Fund assets under the Sub- Adviser’s management and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

13. Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

14. Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the Discloser, except for any party that is under common control with the Recipient and except for a limited number of (i) attorneys, accountants and other advisers of the Recipient and its affiliates and (ii) employees of the Recipient’s affiliates, on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

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(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

15. Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

16. Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust/Board:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: Chief Legal Officer

If to the Adviser:	Strategic Advisers LLC
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers LLC
245 Summer Street
Boston, MA 02210
Attn.: SVP, Head of Adviser Oversight

If to the Sub-Adviser:	Fidelity Diversifying Solutions LLC
245 Summer Street
Boston, MA 02210
Attn.: Casey Condron
casey.condron@fmr.com

17. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

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(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

(g) This Agreement and any documents related hereto may be electronically signed. The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

[The remainder of this page is intentionally left blank.]

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Schedule A – Strategic Advisers Emerging Markets Fund

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Emerging Markets Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Fidelity Diversifying Solutions LLC (the “Sub- Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Emerging Markets Equity Plus (the “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate

0.40% (40 basis points) on the first $100 million in assets

0.35% (35 basis points) on the next $400 million in assets

0.29% (29 basis points) on any amount in excess of $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

Schedule A

Schedule A – Strategic Advisers Fidelity Emerging Markets Fund

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Fidelity Emerging Markets Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Fidelity Diversifying Solutions LLC (the “Sub- Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Emerging Markets Equity Plus (the “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate

0.40% (40 basis points) on the first $100 million in assets

0.35% (35 basis points) on the next $400 million in assets

0.29% (29 basis points) on any amount in excess of $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

Schedule A

Schedule A – Strategic Advisers Fidelity International Fund

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Fidelity International Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Fidelity Diversifying Solutions LLC (the “Sub- Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: FDS International Equity Plus (the “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate

0.35% (35 basis points) on the first $100 million in assets

0.30% (30 basis points) on the next $400 million in assets

0.24% (24 basis points) on any amount in excess of $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

Schedule A

Schedule A – Strategic Advisers Fidelity U.S. Total Stock Fund

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Fidelity Diversifying Solutions LLC (the “Sub- Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to one of the following investment strategies as agreed to by the Adviser and the Sub-Adviser in separately negotiated investment mandates: U.S. Equity Large Cap Plus and U.S. Equity Small Cap Plus (each, a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate – U.S. Equity Large Cap Plus

0.28% (28.0 basis points) on the first $100 million in assets

0.24% (24.0 basis points) on the next $400 million in assets

0.17% (17.0 basis points) on any amount in excess of $500 million in assets

Rate - U.S. Equity Small Cap Plus

0.28% (28.0 basis points) on the first $100 million in assets

0.24% (24.0 basis points) on the next $400 million in assets

0.17% (17.0 basis points) on any amount in excess of $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

Schedule A

Schedule A – Strategic Advisers International Fund

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers International Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Fidelity Diversifying Solutions LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: FDS International Equity Plus (the “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate

0.35% (35 basis points) on the first $100 million in assets

0.30% (30 basis points) on the next $400 million in assets

0.24% (24 basis points) on any amount in excess of $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

Schedule A

Schedule A – Strategic Advisers Large Cap Fund

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Large Cap Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Fidelity Diversifying Solutions LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in separately negotiated investment mandates: U.S. Equity Large Cap Plus (the “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate - U.S. Equity Large Cap Plus

0.28% (28.0 basis points) on the first $100 million in assets

0.24% (24.0 basis points) on the next $400 million in assets

0.17% (17.0 basis points) on any amount in excess of $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

Schedule A

Schedule A – Strategic Advisers Small-Mid Cap Fund

Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Small-Mid Cap Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Fidelity Diversifying Solutions LLC (the “Sub- Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in separately negotiated investment mandates: U.S. Equity Small Cap Plus (the “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate - U.S. Equity Small Cap Plus

0.28% (28.0 basis points) on the first $100 million in assets

0.24% (24.0 basis points) on the next $400 million in assets

0.17% (17.0 basis points) on any amount in excess of $500 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

EXHIBIT 3

FORM OF

SUB-SUBADVISORY AGREEMENT

between

FIDELITY DIVERSIFYING SOLUTIONS LLC

and

FMR INVESTMENT MANAGEMENT (UK) LIMITED

AGREEMENT as of this 2nd day of June 2022, by and between Fidelity Diversifying Solutions LLC, a Delaware limited liability company with principal offices at 245 Summer Street, Boston, MA (hereinafter called the “Sub-Advisor”), and FMR Investment Management (UK) Limited (hereinafter called the “Sub-Subadvisor”).

WHEREAS the Sub-Advisor has entered into various investment sub-advisory agreements (each a “Sub-Advisory Agreement “) with those Delaware statutory trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a “Trust”) on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a “Portfolio”) and the adviser to those trusts, Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, pursuant to which the Sub-Advisor acts as investment sub-advisor to each of the Portfolios; and

WHEREAS the Sub-Subadvisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Sub-Advisor and the Sub-Subadvisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Sub-Subadvisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Subadvisor shall be as agreed upon from time to time by the Sub-Advisor and the Sub-Subadvisor. The Sub-Subadvisor shall pay the salaries and fees of all personnel of the Sub- Subadvisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall provide investment advice to the Portfolio and the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or Sub-Advisor may impose with respect to the Portfolio by notice to the Sub-Subadvisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Subadvisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Subadvisor may select. The Sub-Subadvisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Subadvisor shall at all times be subject to the control and direction of the Sub-Advisor and the Trust’s Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Subadvisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Subadvisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Sub-Advisor: The Sub-Subadvisor shall furnish such reports, evaluations, information or analyses to the Trust and the Sub-Advisor as the Trust’s Board of Trustees or the Sub-Advisor may reasonably request from time to time, or as the Sub-Subadvisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Subadvisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio’s account with brokers or dealers selected by the Sub-Subadvisor, which may include brokers or dealers affiliated with the Sub-Advisor or Sub-Subadvisor. The Sub-Subadvisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Subadvisor or Sub-Advisor exercise investment discretion. The Sub- Subadvisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub- Subadvisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Sub-Subadvisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Sub-Subadvisory Fee. The Sub-Subadvisory Fee shall be equal to 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Subadvisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Sub-Advisor under its Sub-Advisory Agreement with the Sub- Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Subadvisor shall have provided investment management services divided by the net assets of the Portfolio for that month; provided, however, that the Investment Management Fee paid to the Sub-Subadvisor for any period hereunder shall in all circumstances be an amount not less than 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement (but in no event will the Investment Management Fee paid to the Sub-Subadvisor exceed the management fee paid to the Sub-Advisor pursuant to its management contract with respect to the Portfolio) (the minimum fee described in this proviso being referred to herein as the “Minimum Investment Management Fee”). If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Sub-Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Subadvisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii), subject to the Minimum Investment Management Fee. If the Sub-Subadvisor reduces its fees to reflect such waivers or reimbursements and the Sub- Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Subadvisor shall be entitled to receive from the Sub-Advisor a proportionate share of the amount recovered.

(c) Provision of Multiple Services: If the Sub-Subadvisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Subadvisor hereunder or by the Sub-Advisor under the Sub-Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Advisor or the Sub-Subadvisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Sub-Subadvisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor or the Sub-Subadvisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Subadvisor to the Sub-Advisor are not to be deemed to be exclusive, the Sub-Subadvisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Subadvisor’s ability to meet all of its obligations hereunder. The Sub-Subadvisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Subadvisor, the Sub-Subadvisor shall not be subject to liability to the Sub-Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2023, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Sub-Advisor, the Sub-Subadvisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval(unless the Commission has granted relief from this provision of Section 15 of the 1940 Act due to exigent circumstances, in which case the conditions of such relief may be followed) ..

(d) Either the Sub-Advisor, the Sub-Subadvisor or the Portfolio may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Subadvisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Subadvisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Subadvisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

SCHEDULE A

Portfolios Covered by the Sub-Subadvisory Agreement, dated as of June 2, 2022 between Fidelity Diversifying Solutions LLC

and

FMR Investment Management (UK) Limited

Portfolio	Approval Date
Strategic Advisers Alternatives Fund	June 2, 2022
Strategic Advisers U.S. Total Stock Fund	March 7, 2024
Strategic Advisers Emerging Markets Fund	[ , ]
Strategic Advisers Fidelity Emerging Markets Fund	[ , ]
Strategic Advisers International Fund	[ , ]
Strategic Advisers Fidelity International Fund	[ , ]
Strategic Advisers Fidelity U.S. Total Stock Fund	[ , ]
Strategic Advisers Large Cap Fund	[ , ]
Strategic Advisers Small-Mid Cap Fund	[ , ]

EXHIBIT 4

FORM OF

SUB-SUBADVISORY AGREEMENT

between

FIDELITY DIVERSIFYING SOLUTIONS LLC

and

FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED

AGREEMENT as of this 2nd day of June 2022, by and between Fidelity Diversifying Solutions LLC, a Delaware limited liability company with principal offices at 245 Summer Street, Boston, MA (hereinafter called the “Sub-Advisor”), and Fidelity Management & Research (Hong Kong) Limited (hereinafter called the “Sub-Subadvisor”).

WHEREAS the Sub-Advisor has entered into various investment sub-advisory agreements (each a “Sub-Advisory Agreement “) with those Delaware statutory trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a “Trust”) on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a “Portfolio”) and the adviser to those trusts, Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, pursuant to which the Sub-Advisor acts as investment sub-advisor to each of the Portfolios; and

WHEREAS the Sub-Subadvisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Sub-Advisor and the Sub-Subadvisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Sub-Subadvisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Subadvisor shall be as agreed upon from time to time by the Sub-Advisor and the Sub-Subadvisor. The Sub-Subadvisor shall pay the salaries and fees of all personnel of the Sub- Subadvisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall provide investment advice to the Portfolio and the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or Sub-Advisor may impose with respect to the Portfolio by notice to the Sub-Subadvisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Subadvisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Subadvisor may select. The Sub-Subadvisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Subadvisor shall at all times be subject to the control and direction of the Sub-Advisor and the Trust’s Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Subadvisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Subadvisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Sub-Advisor: The Sub-Subadvisor shall furnish such reports, evaluations, information or analyses to the Trust and the Sub-Advisor as the Trust’s Board of Trustees or the Sub-Advisor may reasonably request from time to time, or as the Sub-Subadvisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Subadvisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio’s account with brokers or dealers selected by the Sub-Subadvisor, which may include brokers or dealers affiliated with the Sub-Advisor or Sub-Subadvisor. The Sub-Subadvisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Subadvisor or Sub-Advisor exercise investment discretion. The Sub- Subadvisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub- Subadvisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Sub-Subadvisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Sub-Subadvisory Fee. The Sub-Subadvisory Fee shall be equal to 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Subadvisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Sub-Advisor under its Sub-Advisory Agreement with the Sub- Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Subadvisor shall have provided investment management services divided by the net assets of the Portfolio for that month; provided, however, that the Investment Management Fee paid to the Sub-Subadvisor for any period hereunder shall in all circumstances be an amount not less than 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement (but in no event will the Investment Management Fee paid to the Sub-Subadvisor exceed the management fee paid to the Sub-Advisor pursuant to its management contract with respect to the Portfolio) (the minimum fee described in this proviso being referred to herein as the “Minimum Investment Management Fee”). If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Sub-Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Subadvisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii), subject to the Minimum Investment Management Fee. If the Sub-Subadvisor reduces its fees to reflect such waivers or reimbursements and the Sub- Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Subadvisor shall be entitled to receive from the Sub-Advisor a proportionate share of the amount recovered.

(c) Provision of Multiple Services: If the Sub-Subadvisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Subadvisor hereunder or by the Sub-Advisor under the Sub-Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Advisor or the Sub-Subadvisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Sub-Subadvisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor or the Sub-Subadvisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Subadvisor to the Sub-Advisor are not to be deemed to be exclusive, the Sub-Subadvisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Subadvisor’s ability to meet all of its obligations hereunder. The Sub-Subadvisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Subadvisor, the Sub-Subadvisor shall not be subject to liability to the Sub-Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2023, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Sub-Advisor, the Sub-Subadvisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval(unless the Commission has granted relief from this provision of Section 15 of the 1940 Act due to exigent circumstances, in which case the conditions of such relief may be followed.).

(d) Either the Sub-Advisor, the Sub-Subadvisor or the Portfolio may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Subadvisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Subadvisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Subadvisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

SCHEDULE A

Portfolios Covered by the Sub-Subadvisory Agreement, dated as of June 2, 2022 between Fidelity Diversifying Solutions LLC

and

Fidelity Management & Research (Hong Kong) Limited

Portfolio	Approval Date
Strategic Advisers Alternatives Fund	June 2, 2022
Strategic Advisers U.S. Total Stock Fund	March 7, 2024
Strategic Advisers Fidelity U.S. Total Stock Fund	[ , ]
Strategic Advisers Emerging Markets Fund	[ , ]
Strategic Advisers Fidelity Emerging Markets Fund	[ , ]
Strategic Advisers International Fund	[ , ]
Strategic Advisers Fidelity International Fund	[ , ]
Strategic Advisers Large Cap Fund	[ , ]
Strategic Advisers Small-Mid Cap Fund	[ , ]

EXHIBIT 5

FORM OF

SUB-SUBADVISORY AGREEMENT

between

FIDELITY DIVERSIFYING SOLUTIONS LLC

and

FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED

AGREEMENT as of this 2nd day of June 2022, by and between Fidelity Diversifying Solutions LLC, a Delaware limited liability company with principal offices at 245 Summer Street, Boston, MA (hereinafter called the “Sub-Advisor”), and Fidelity Management & Research (Japan) Limited (hereinafter called the “Sub-Subadvisor”).

WHEREAS the Sub-Advisor has entered into various investment sub-advisory agreements (each a “Sub-Advisory Agreement “) with those Delaware statutory trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a “Trust”) on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a “Portfolio”) and the adviser to those trusts, Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, pursuant to which the Sub-Advisor acts as investment sub-advisor to each of the Portfolios; and

WHEREAS the Sub-Subadvisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Sub-Advisor and the Sub-Subadvisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Sub-Subadvisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Subadvisor shall be as agreed upon from time to time by the Sub-Advisor and the Sub-Subadvisor. The Sub-Subadvisor shall pay the salaries and fees of all personnel of the Sub- Subadvisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall provide investment advice to the Portfolio and the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or Sub-Advisor may impose with respect to the Portfolio by notice to the Sub-Subadvisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Subadvisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Subadvisor may select. The Sub-Subadvisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Subadvisor shall at all times be subject to the control and direction of the Sub-Advisor and the Trust’s Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Subadvisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Subadvisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Sub-Advisor: The Sub-Subadvisor shall furnish such reports, evaluations, information or analyses to the Trust and the Sub-Advisor as the Trust’s Board of Trustees or the Sub-Advisor may reasonably request from time to time, or as the Sub-Subadvisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Subadvisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio’s account with brokers or dealers selected by the Sub-Subadvisor, which may include brokers or dealers affiliated with the Sub-Advisor or Sub-Subadvisor. The Sub-Subadvisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Subadvisor or Sub-Advisor exercise investment discretion. The Sub- Subadvisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub- Subadvisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Sub-Subadvisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Sub-Subadvisory Fee. The Sub-Subadvisory Fee shall be equal to 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Subadvisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Sub-Advisor under its Sub-Advisory Agreement with the Sub- Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Subadvisor shall have provided investment management services divided by the net assets of the Portfolio for that month; provided, however, that the Investment Management Fee paid to the Sub-Subadvisor for any period hereunder shall in all circumstances be an amount not less than 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement (but in no event will the Investment Management Fee paid to the Sub-Subadvisor exceed the management fee paid to the Sub-Advisor pursuant to its management contract with respect to the Portfolio) (the minimum fee described in this proviso being referred to herein as the “Minimum Investment Management Fee”). If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Sub-Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Subadvisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii), subject to the Minimum Investment Management Fee. If the Sub-Subadvisor reduces its fees to reflect such waivers or reimbursements and the Sub- Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Subadvisor shall be entitled to receive from the Sub-Advisor a proportionate share of the amount recovered.

(c) Provision of Multiple Services: If the Sub-Subadvisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Subadvisor hereunder or by the Sub-Advisor under the Sub-Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Advisor or the Sub-Subadvisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Sub-Subadvisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor or the Sub-Subadvisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Subadvisor to the Sub-Advisor are not to be deemed to be exclusive, the Sub-Subadvisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Subadvisor’s ability to meet all of its obligations hereunder. The Sub-Subadvisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Subadvisor, the Sub-Subadvisor shall not be subject to liability to the Sub-Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2023, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Sub-Advisor, the Sub-Subadvisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval(unless the Commission has granted relief from this provision of Section 15 of the 1940 Act due to exigent circumstances, in which case the conditions of such relief may be followed) ..

(d) Either the Sub-Advisor, the Sub-Subadvisor or the Portfolio may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Subadvisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Subadvisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Subadvisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

SCHEDULE A

Portfolios Covered by the Sub-Subadvisory Agreement, dated as of June 2, 2022 between Fidelity Diversifying Solutions LLC

and

Fidelity Management & Research (Japan) Limited

Portfolio	Approval Date
Strategic Advisers Alternatives Fund	June 2, 2022
Strategic Advisers U.S. Total Stock Fund	March 7, 2024
Strategic Advisers Emerging Markets Fund	[ , ]
Strategic Advisers Fidelity Emerging Markets Fund	[ , ]
Strategic Advisers International Fund	[ , ]
Strategic Advisers Fidelity International Fund	[ , ]
Strategic Advisers Fidelity U.S. Total Stock Fund	[ , ]
Strategic Advisers Large Cap Fund	[ , ]
Strategic Advisers Small-Mid Cap Fund	[ , ]

EXHIBIT 6

FIDELITY RUTLAND SQUARE TRUST II

Governance and Nominating Committee Charter

I. Background

The Trust and its series are referred to as the “Funds”; the Board of Trustees of the Funds is referred to as the “Board of Trustees” and their members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Board of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of one year. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the Funds’ management.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Trust Instrument of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Charter. The Committee shall meet at least annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of the Trust or the Funds, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisors

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisors, including authority to approve fees and other retention terms. Such advisors may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisors as it deems necessary.

E. Particular Actions of the Committee

The Committee may:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. If a Board Committee’s membership is not comprised of all of the Independent Trustees, it is anticipated that the Board Committee’s members will be designated annually, with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and the Funds’ management. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(10) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(11) Monitor compliance with, act as the administrator of, and make determinations in respect of the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members.

(12) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(13) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. If the Committee’s membership is not comprised of all of the Independent Trustees, the Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(14) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee may:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such role as may be designated by the

Board of Trustees, but shall have no advisory functions as to investments. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of Vice Chair

A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

APPENDIX A

Estimated aggregate costs for services to be provided by Broadridge to receive votes over the phone and to call and solicit votes are stated below.

Fund Name	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
Strategic Advisers® Alternatives Fund	$1,300	$325
Strategic Advisers® Core Income Fund	$1,300	$325
Strategic Advisers® Emerging Markets Fund	$1,300	$325
Strategic Advisers® Fidelity® Core Income Fund	$1,300	$325
Strategic Advisers® Fidelity® Emerging Markets Fund	$1,300	$325
Strategic Advisers® Fidelity® International Fund	$1,300	$325
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$1,300	$325
Strategic Advisers® Income Opportunities Fund	$1,300	$325
Strategic Advisers® International Fund	$1,300	$325
Strategic Advisers® Large Cap Fund	$1,300	$325
Strategic Advisers® Municipal Fund	$1,300	$325
Strategic Advisers® Short Duration Fund	$1,300	$325
Strategic Advisers® Small-Mid Cap Fund	$1,300	$325
Strategic Advisers® Tax-Sensitive Short Duration Fund	$1,300	$325
Total	$18,200	$4,550
1

APPENDIX B

Information regarding the number of shares of each fund issued and outstanding is provided below.

Fund	Number of Shares as of [3/31/2024]
Strategic Advisers® Alternatives Fund
Strategic Advisers® Core Income Fund
Strategic Advisers® Emerging Markets Fund
Strategic Advisers® Fidelity® Core Income Fund
Strategic Advisers® Fidelity® Emerging Markets Fund
Strategic Advisers® Fidelity® International Fund
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Strategic Advisers® Income Opportunities Fund
Strategic Advisers® International Fund
Strategic Advisers® Large Cap Fund
Strategic Advisers® Municipal Bond Fund
Strategic Advisers® Short Duration Fund
Strategic Advisers® Small-Mid Cap Fund
Strategic Advisers® Tax-Sensitive Short Duration Fund
2

APPENDIX C

NOMINEE LENGTH OF SERVICE WITH RESPECT TO THE TRUST

The following chart lists the lengths of service of each nominee as Trustee of the trust.

	Interested Nominees*		Independent Nominees
Fidelity Trust	Charles S. Morrison	Nancy D. Prior	Mary C. Farrell	Karen Kaplan	Christine Marcks	Harold Singleton III	Heidi L. Steiger
Fidelity Rutland Square Trust II	Trustee since 2020	Trustee since 2024	Trustee since 2013	Trustee since 2006	Trustee since 2020	Trustee since 2024	Trustee since 2017
*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with a trust or various entities under common control with Strategic Advisers.
3

APPENDIX D

NUMBER OF BOARD OF TRUSTEES AND

STANDING COMMITTEE MEETINGS

The following table provides the number of meetings the Board of Trustees and each standing committee held during each fund’s last fiscal year.

FISCAL YEAR END	NUMBER OF MEETINGS
	Board of Trustees	Audit and Compliance Committee	Governance and Nominating Committee
2/29/2024A	8	4	4
5/31/2023B	8	5	4
A	Funds with fiscal year ended 2/29 include: Strategic Advisers® Core Income Fund; Strategic Advisers® Emerging Markets Fund; Strategic Advisers® Fidelity® International Fund; Strategic Advisers® Income Opportunities Fund; Strategic Advisers® International Fund; and Strategic Advisers® Small-Mid Cap Fund.
B	Funds with fiscal year ended 5/31 include: Strategic Advisers® Alternatives Fund; Strategic Advisers® Fidelity® Core Income Fund; Strategic Advisers® Fidelity® Emerging Markets Fund; Strategic Advisers® Fidelity® U.S. Total Stock Fund; Strategic Advisers® Large Cap Fund; Strategic Advisers® Municipal Bond Fund; Strategic Advisers® Short Duration Fund; and Strategic Advisers® Tax-Sensitive Short Duration Fund.
4

APPENDIX E

NOMINEE OWNERSHIP OF FUND SHARES

Interested Nominees

Dollar range of fund shares as of [March 31, 2024]	Charles S. Morrison	Nancy D. Prior
Strategic Advisers® Alternatives Fund
Strategic Advisers® Core Income Fund
Strategic Advisers® Emerging Markets Fund
Strategic Advisers® Fidelity® Core Income Fund
Strategic Advisers® Fidelity® Emerging Markets Fund
Strategic Advisers® Fidelity® International Fund
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Strategic Advisers® Income Opportunities Fund
Strategic Advisers® International Fund
Strategic Advisers® Large Cap Fund
Strategic Advisers® Municipal Bond Fund
Strategic Advisers® Short Duration Fund
Strategic Advisers® Small-Mid Cap Fund
Strategic Advisers® Tax-Sensitive Short Duration Fund
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

Independent Nominees

Dollar range of fund shares as of [March 31, 2024]	Mary C. Farrell	Karen Kaplan	Christine Marcks	Harold Singleton III	Heidi L. Steiger
Strategic Advisers® Alternatives Fund
Strategic Advisers® Core Income Fund
Strategic Advisers® Emerging Markets Fund
Strategic Advisers® Fidelity® Core Income Fund
Strategic Advisers® Fidelity® Emerging Markets Fund
Strategic Advisers® Fidelity® International Fund
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Strategic Advisers® Income Opportunities Fund
Strategic Advisers® International Fund
Strategic Advisers® Large Cap Fund
Strategic Advisers® Municipal Bond Fund
Strategic Advisers® Short Duration Fund
Strategic Advisers® Small-Mid Cap Fund
Strategic Advisers® Tax-Sensitive Short Duration Fund
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
5

APPENDIX F

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended February 29, 2024 or May 31, 2023, or calendar year ended December 31, 2023, as applicable. Charles S. Morrison, Nancy D. Prior, and Howard E. Cox Jr. are interested persons and are compensated by Fidelity.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Mary C. Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Alternatives Fund	$1,880	$1,631	$1,631
Strategic Advisers® Core Income Fund	$50,470	$43,895	$43,896
Strategic Advisers® Emerging Markets Fund	$7,738	$6,731	$6,731
Strategic Advisers® Fidelity® Core Income Fund	$61,767	$53,677	$53,677
Strategic Advisers® Fidelity® Emerging Markets Fund	$9,558	$8,311	$8,311
Strategic Advisers® Fidelity® International Fund	$23,666	$20,572	$20,572
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$76,633	$66,642	$66,642
Strategic Advisers® Income Opportunities Fund	$1,597	$1,389	$1,389
Strategic Advisers® International Fund	$16,608	$14,443	$14,443
Strategic Advisers® Large Cap Fund	$58,288	$50,704	$50,704
Strategic Advisers® Municipal Bond Fund	$12,792	$11,122	$11,122
Strategic Advisers® Short Duration Fund	$5,202	$4,525	$4,525
Strategic Advisers® Small-Mid Cap Fund	$8,209	$7,138	$7,139
Strategic Advisers® Tax-Sensitive Short Duration Fund	$4,846	$4,215	$4,215
TOTAL COMPENSATION FROM THE FUND COMPLEX[1]	$345,000	$300,000	$300,000

AGGREGATE COMPENSATION FROM A FUND	Harold Singleton III(2)	Heidi L. Steiger
Strategic Advisers® Alternatives Fund	$0	$1,885
Strategic Advisers® Core Income Fund	$5,466	$50,833
Strategic Advisers® Emerging Markets Fund	$876	$7,792
Strategic Advisers® Fidelity® Core Income Fund	$0	$62,612
Strategic Advisers® Fidelity® Emerging Markets Fund	$0	$9,696
Strategic Advisers® Fidelity® International Fund	$3,098	$23,834
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$0	$77,740
Strategic Advisers® Income Opportunities Fund	$166	$1,608
Strategic Advisers® International Fund	$2,001	$16,725
Strategic Advisers® Large Cap Fund	$0	$59,160
Strategic Advisers® Municipal Bond Fund	$0	$12,961
Strategic Advisers® Short Duration Fund	$0	$5,298
Strategic Advisers® Small-Mid Cap Fund	$1,012	$8,267
Strategic Advisers® Tax-Sensitive Short Duration Fund	$0	$4,915
TOTAL COMPENSATION FROM THE FUND COMPLEX[1]	$0	$347,500
6

ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND	Karen Kaplan	Harold Singleton III
Strategic Advisers® Alternatives Fund	$0	$0
Strategic Advisers® Core Income Fund	$5,137	$672
Strategic Advisers® Emerging Markets Fund	$822	$108
Strategic Advisers® Fidelity® Core Income Fund	$0	$0
Strategic Advisers® Fidelity® Emerging Markets Fund	$0	$0
Strategic Advisers® Fidelity® International Fund	$2,906	$380
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$0	$0
Strategic Advisers® Income Opportunities Fund	$156	$20
Strategic Advisers® International Fund	$1,878	$246
Strategic Advisers® Large Cap Fund	$0	$0
Strategic Advisers® Municipal Bond Fund	$0	$0
Strategic Advisers® Short Duration Fund	$0	$0
Strategic Advisers® Small-Mid Cap Fund	$950	$124
Strategic Advisers® Tax-Sensitive Short Duration Fund	$0	$0

[1]	Reflects compensation received for the calendar year ended December 31, 2023, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.
[2]	Mr. Singleton serves as Trustee of the trust effective January 1, 2024.
7

APPENDIX G

Each fund employs a multi-manager and a fund of funds investment structure. Strategic Advisers may allocate the fund’s assets among any number of sub-advisers or underlying funds. Strategic Advisers may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser. For each fund included in any of Proposals 2 or 3, a list of the fund’s sub-advisers and sub-subadvisers (if applicable), including their principal business address, the date of each sub-advisory or sub-subadvisory agreement, the date each agreement was last submitted to shareholders, and the date each agreement was last approved by the Board of Trustees is provided below.

Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees
Strategic Advisers® Alternatives Fund
Capital Fund Management SA	23, Rue de l’Université 75007 Paris, France	3/7/2024	N/A	3/7/2024
Fidelity Diversifying Solutions LLC (FDS)(1)	245 Summer Street, Boston, Massachusetts 02210	6/2/2022	7/11/2022(7)	9/6/2023
FMR Investment Management (UK) Limited (FMR UK)	1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom	6/2/2022	7/11/2022(7)	9/6/2023
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)	Floor 19, 41 Connaught Road Central, Hong Kong	6/2/2022	7/11/2022(7)	9/6/2023
Fidelity Management & Research (Japan) Limited (FMR Japan)	Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan	6/2/2022	7/11/2022(7)	9/6/2023
Pacific Investment Management Company LLC (PIMCO)	650 Newport Center Drive, Newport Beach, California 92660	6/2/2022	N/A	9/6/2023

Strategic Advisers® Emerging Markets Fund
Acadian Asset Management LLC	260 Franklin Street, Boston, MA 02110	4/1/2021(6)	N/A	9/6/2023
Causeway Capital Management LLC (Causeway)	11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025	5/1/2021(6)	N/A	9/6/2023
FIAM LLC (FIAM)(2)	900 Salem Street, Smithfield, RI 02917	2/1/2023(6)	10/17/2016	9/6/2023
FMR UK	See above	11/2/2020	11/2/2020	9/6/2023
FMR H.K.	See above	11/2/2020	11/2/2020	9/6/2023
FMR Japan	See above	11/2/2020	11/2/2020	9/6/2023
FIL Investment Advisors (FIA)(3)	Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda	10/1/2019(6)	10/17/2016	9/6/2023
FIL Investment Advisors (UK) Limited (FIA(UK))	Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom	3/07/2024(6)	10/17/2016	3/7/2024
Geode Capital Management, LLC (Geode)	100 Summer Street, 12th Floor, Boston, MA 02110	6/2/2022(6)	11/2/2020	9/6/2023
Schroder Investment Management North America Inc. (SIMNA Inc.)(4)	7 Bryant Park, New York, NY 10018	5/1/2021(6)	N/A	9/6/2023
Schroder Investment Management North America Ltd. (SIMNA Ltd.)	1 London Wall Place, London, EC2Y 5AU, United Kingdom	7/1/2020(6)	N/A	9/6/2023
8

Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees
T. Rowe Price Associates, Inc. (T. Rowe Price)(5)	100 East Pratt Street, Baltimore, MD 21202	1/1/2022(6)	N/A	9/6/2023
T. Rowe Price Singapore Private Ltd (TRPSING)	501 Orchard Road, #10-02 Wheelock Place, Singapore 238880	3/4/2021	N/A	9/6/2023

Strategic Advisers® Fidelity® Emerging Markets Fund
FIAM (6)	See above	2/1/2023(6)	10/29/2018(7)	9/6/2023
FMR UK	See above	9/13/2018	10/29/2018(7)	9/6/2023
FMR H.K.	See above	9/13/2018	10/29/2018(7)	9/6/2023
FMR Japan	See above	9/13/2018	10/29/2018(7)	9/6/2023
FIA(3)	See above	10/1/2019(6)	10/29/2018(7)	9/6/2023
FIA(UK)	See above	3/7/2024(6)	10/29/2018(7)	3/7/2024
Geode	See above	6/2/2022(6)	10/29/2018(7)	9/6/2023

Strategic Advisers® Fidelity® International Fund
FIAM (2)	See above	3/1/2024(6)	10/17/2016	9/6/2023
FMR UK	See above	11/2/2020	11/2/2020	9/6/2023
FMR H.K.	See above	11/2/2020	11/2/2020	9/6/2023
FMR Japan	See above	11/2/2020	11/2/2020	9/6/2023
FIA(3)	See above	10/1/2019(6)	10/17/2016	9/6/2023
FIA(UK)	See above	3/7/2024(6)	10/17/2016	3/7/2024
Geode	See above	6/2/2022(6)	10/17/2016	9/6/2023

Strategic Advisers® Fidelity® U.S. Total Stock Fund
FIAM(2)	See above	3/1/2024(6)	3/19/2018	3/7/2024
FMR UK	See above	6/3/2020(6)	3/19/2018	9/6/2023
FMR H.K.	See above	6/3/2020(6)	3/19/2018	9/6/2023
FMR Japan	See above	6/3/2020(6)	3/19/2018	9/6/2023
FIA(3)	See above	11/3/2020	11/2/2020	9/6/2023
FIA(UK)	See above	3/7/2024(6)	11/2/2020	3/7/2024
Geode	See above	6/2/2022(6)	3/19/2018	9/6/2023

Strategic Advisers® International Fund
Arrowstreet Capital, Limited Partnership (Arrowstreet)	200 Clarendon Street, 30th Floor, Boston, Massachusetts, 02116	10/1/2019(6)	N/A	9/6/2023
Causeway	See above	5/1/2021(6)	N/A	9/6/2023
FIAM(2)	See above	3/1/2024(6)	10/17/2016	3/7/2024
FMR UK	See above	11/2/2020	11/2/2020	9/6/2023
FMR H.K.	See above	11/2/2020	11/2/2020	9/6/2023
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Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees
FMR Japan	See above	11/2/2020	11/2/2020	9/6/2023
FIA(3)	See above	10/1/2019(6)	10/17/2016	9/6/2023
FIA(UK)	See above	3/7/2024(6)	10/17/2016	3/7/2024
Geode	See above	6/2/2022(6)	10/17/2016	9/6/2023
Massachusetts Financial Services Company	111 Huntington Avenue, Boston, Massachusetts 02199	6/1/2021(6)	N/A	9/6/2023
T. Rowe Price	See above	9/4/2019	N/A	9/6/2023
T. Rowe Price International Limited (TRPIL)(8)	60 Queen Victoria Street, London EC4N 4TZ, United Kingdom	3/7/2024	N/A	3/7/2024
Thompson, Siegel & Walmsley, LLC (TSW)	6641 West Broad Street, Suite 600, Richmond, Virginia 23230	1/23/2023(9)	N/A	9/6/2023
Wellington Management Company LLP (Wellington)	280 Congress Street, Boston, Massachusetts 02210	6/1/2023	N/A	6/1/2023
William Blair Investment Management, LLC (William Blair)	150 North Riverside Plaza, Chicago, Illinois 60606	6/1/2023(6)	N/A	9/6/2023

Strategic Advisers® Large Cap Fund
AllianceBernstein L.P. (AllianceBernstein)	501 Commerce Street, Nashville, TN 37203	5/1/2021(6)	N/A	9/6/2023
Aristotle Capital Management, LLC (Aristotle Capital)(10)	11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025	6/3/2021	N/A	9/6/2023
Brandywine Global Investment Management, LLC	1735 Market Street, Philadelphia, PA 19103	7/31/2020	N/A	9/6/2023
ClariVest Asset Management LLC (ClariVest)(10)	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130	12/2/2020	N/A	9/6/2023
D. E. Shaw Investment Management, L.L.C.	1166 Avenue of the Americas, Ninth Floor, New York, NY 10036	9/7/2022	N/A	9/6/2023
FIAM(2)	See above	3/1/2024(6)	11/20/2020(7)	3/7/2024
FMR UK	See above	6/3/2020	11/20/2020(7)	9/6/2023
FMR H.K.	See above	6/3/2020	11/20/2020(7)	9/6/2023
FMR Japan	See above	6/3/2020	11/20/2020(7)	9/6/2023
Geode	See above	6/2/2022(6)	11/20/2020(7)	9/6/2023
J.P. Morgan Investment Management Inc. (JPMorgan)	277 Park Avenue, New York, NY 10172	10/1/2023(6)	N/A	9/6/2023
Loomis, Sayles & Company, L.P.	One Financial Center, Boston, MA 02111	6/3/2020	N/A	9/6/2023
LSV Asset Management (LSV)	155 North Wacker Drive, Suite 4600, Chicago, IL 60606	6/3/2020	N/A	9/6/2023
Neuberger Berman Investment Advisers LLC	1290 Avenue of the Americas, New York, New York 10104	6/2/2022	N/A	9/6/2023
PIMCO	See above	3/7/2024	N/A	3/7/2024
PineBridge Investments LLC	Park Avenue Tower, 65 E 55th St, New York, New York 10022	6/3/2020	N/A	9/6/2023
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Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees
Principal Global Investors, LLC	801 Grand Avenue, Des Moines, Iowa 50392	5/1/2022(6)	N/A	9/6/2023
T. Rowe Price	See above	10/1/2023(6)	N/A	9/6/2023
Wellington	See above	12/7/2022	N/A	12/7/2022

Strategic Advisers® Small-Mid Cap Fund
AllianceBernstein	See above	10/1/2020(6)	N/A	9/6/2023
ArrowMark Colorado Holdings, LLC	100 Fillmore Street, Suite 325, Denver, CO 80206	3/1/2023(6)	N/A	9/6/2023
BlackRock Investment Management, LLC	1 University Square Drive, Princeton, New Jersey 08540	9/6/2023	N/A	9/6/2023
Boston Partners Global Investors, Inc.	One Beacon Street, 30th Floor, Boston, MA 02108	10/1/2019(6)	N/A	9/6/2023
FIAM(2)	See above	10/1/2023(6)	8/20/2010	9/6/2023
FMR UK	See above	11/2/2020	11/2/2020	9/6/2023
FMR H.K.	See above	11/2/2020	11/2/2020	9/6/2023
FMR Japan	See above	11/2/2020	11/2/2020	9/6/2023
FIA(3)	See above	11/3/2020	11/2/2020	9/6/2023
FIA(UK)	See above	3/7/2024(6)	11/2/2020	3/7/2024
Geode	See above	6/2/2022(6)	10/17/2016	9/6/2023
GW&K Investment Management, LLC	222 Berkeley Street, Boston, MA 02116	3/10/2022	N/A	9/6/2023
JPMorgan	See above	12/2/2020(6)	N/A	9/6/2023
LSV	See above	4/1/2021(6)	N/A	9/6/2023
Portolan Capital Management, LLC	Two International Place, 26th Floor, Boston, MA 02110	4/1/2023(6)	N/A	9/6/2023
River Road Asset Management, LLC	462 South 4th Street, Suite 2000, Louisville, Kentucky 40202	12/2/2020	N/A	9/6/2023
William Blair	See above	3/2/2023	N/A	3/2/2023

*	Not all sub-advisers are allocated assets to manage under each sub-advisory agreement.
**	Contracts that were not submitted to shareholders for approval were approved by the Board of Trustees pursuant to the SEC Order discussed in the proxy statement.
(1)	Strategic Advisers, FDS, and the trust, on behalf of the fund, have entered into two sub-advisory agreements. FDS has also entered into sub-advisory agreements with FMR UK, FMR H.K., and FMR Japan on behalf of the fund. FDS is responsible for compensating each for FMR UK, FMR H.K., and FMR Japan.
(2)	FIAM has entered sub-advisory agreements with FMR UK, FMR H.K., and FMR Japan on behalf of the fund. FIAM is responsible for compensating each for FMR UK, FMR H.K., and FMR Japan.
(3)	FIA has entered into a sub-subadvisory agreement with FIA(UK) on behalf of the fund. FIA is responsible for compensating FIA(UK).
(4)	SIMNA Inc. and the trust, on behalf of the fund, have entered into a sub-subadvisory agreement with SIMNA Ltd. SIMNA Inc., and not the fund, is responsible for compensating SIMNA Ltd.
(5)	T. Rowe Price has entered a sub-subadvisory agreement with TRPSING on behalf of the fund. T. Rowe Price is responsible for compensating TRPSING.
(6)	Amended and Restated date of contract.
(7)	Date of Sole Initial Shareholder Consent.
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(8)	T. Rowe Price has entered into a sub-subadvisory agreement with TRPIL on behalf of the fund. T. Rowe Price is responsible for compensating TRPIL.
(9)	New sub-advisory contract in connection with change of control of the parent company of TSW.
(10)	Effective May 10, 2024, Aristotle and Clarivest will no longer serve as sub-advisers for Large Cap Fund.
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APPENDIX H

OTHER REGISTERED FUNDS ADVISED BY FIA, FIA (UK), FDS, FMR UK, FMR H.K. and FMR Japan

FIA serves as adviser or sub-adviser to the following registered investment companies with similar investment objectives as the investment strategy FIA would utilize on behalf of the fund in Proposal 2.

Fund Name	Strategy	Fee Schedule	Net Assets of Fund (in millions as of 3/31/2024)

FIA (UK) serves as sub-adviser or sub-subadviser to the following registered investment companies with similar investment objectives as the investment strategy FIA would utilize on behalf of the fund in Proposal 2. FIA, and not the fund, compensates FIA (UK) pursuant to the fee schedule listed below.

Fund Name	Strategy	Fee Schedule	Net Assets of Fund (in millions as of 3/31/2024)

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APPENDIX I

BOARD APPROVAL OF PROPOSED AGREEMENTS

The factors the Board considered in approving the Proposed Agreements with each of FIA and FDS, and between FIA and FIA (UK) and FDS and each of FMR UK, FMR H.K. and FMR Japan.

Board Approval of New Sub-Advisory Agreements and New Sub-Subadvisory Agreements

Strategic Advisers Alternatives Fund

In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA), and the Trust on behalf of the fund (New Sub-Advisory Agreement); and (ii) a new sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) with respect to the fund (New Sub-Subadvisory Agreement and together with the New Sub-Advisory Agreement, the New Agreements). The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

In considering whether to approve each New Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each New Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board’s decision to approve each New Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund’s investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.

The Board noted its familiarity with the nature, extent and quality of services provided by FIA and FIA (UK) to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration additional information regarding the new investment mandates provided by Strategic Advisers and FIA.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of FIA’s investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that FIA’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered FIA’s trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIA under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. The Board considered the historical investment performance of FIA and its portfolio managers in managing accounts under similar investment mandates.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Agreements should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to FIA. The Board also considered the projected change in the fund’s management fee and total operating expenses, if any, as a result of hiring FIA.

The Board noted that the New Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its portion of the fund’s management fee. The Board considered that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FIA at this time. The Board considered the hypothetical impact on the fund’s management fee rate if Strategic Advisers were to allocate assets to FIA in the future.

With respect to the New Sub-Subadvisory Agreement, the Board considered that FIA, and not the fund, will compensate FIA (UK) under the terms of the New Sub-Subadvisory Agreement and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreement will not impact the fees paid under the New Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Because the New Agreements were negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New Agreements.

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Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of the New Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreement because the fund will not bear any additional management fees or expenses under the New Sub-Subadvisory Agreement.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Emerging Markets Fund

Strategic Advisers Fidelity Emerging Markets Fund

Strategic Advisers Small-Mid Cap Fund

In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Fidelity Diversifying Solutions LLC (FDS), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement), and (ii) new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the New Sub-Subadvisers) with respect to the fund (New Sub-Subadvisory Agreements and together with the New Sub-Advisory Agreements, the New Agreements). The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

In considering whether to approve each New Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each New Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board’s decision to approve each New Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund’s investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.

The Board noted its familiarity with the nature, extent and quality of services provided by the FDS and the New Sub-Subadvisers to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration additional information regarding the new investment mandates provided by Strategic Advisers and FDS.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of FDS’ investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the FDS’ analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the FDS’ trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FDS’ under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. With respect to the New Sub-Advisory Agreement, the Board considered the investment philosophy, investment process and portfolio characteristics for the investment mandate. Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Agreements should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to FDS. The Board also considered the projected change in the fund’s management fee and total operating expenses, if any, as a result of hiring the FDS.

The Board noted that the New Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its portion of the fund’s

15

management fee. The Board noted that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FDS at this time. The Board considered the hypothetical impact on the fund’s management fee rate if Strategic Advisers were to allocate assets to FDS in the future.

With respect to the New Sub-Subadvisory Agreements, the Board considered that FDS, and not the fund, will compensate the New Sub-Subadvisers under the terms of the New Sub-Subadvisory Agreements and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreements will not result impact the fees paid under the New FDS Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Because the New Agreements were negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New Agreements.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of the New Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreements because the fund will not bear any additional management fees or expenses under each New Sub-Subadvisory Agreement.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers International Fund

In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Fidelity Diversifying Solutions LLC (FDS), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement), (ii) new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the New FMR Sub-Subadvisers) with respect to the fund (New Sub-Subadvisory Agreements and together with the New Sub-Advisory Agreement, the New Agreements). The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

In considering whether to approve each New Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each New Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board’s decision to approve each New Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. With respect to each New Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund’s investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.

The Board noted its familiarity with the nature, extent and quality of services provided by FDS and the New Sub-Subadvisers to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration additional information regarding the investment mandates provided by Strategic Advisers and FDS.

Resources Dedicated to Investment Management and Support Services. With respect to the New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of FDS’ investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the FDS’ analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated

16

fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the FDS’ trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the FDS under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. With respect to the New Sub-Advisory Agreement, the Board considered the investment philosophy, investment process and portfolio characteristics for the new investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each New Agreement should benefit or continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the New Sub-Adviser. The Board also considered the projected change in the fund’s management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the New Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its portion of the fund’s management fee. The Board noted that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FDS at this time. The Board considered the hypothetical impact on the fund’s management fee rate if Strategic Advisers were to allocate assets to FDS in the future.

With respect to the New Sub-Subadvisory Agreements, the Board considered that FDS, and not the fund, will compensate each New Sub-Subadviser under the terms of the applicable New Sub-Subadvisory Agreement, and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreements will not impact the fees paid under the New Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Because each New was negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each New Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of each New Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreements because the fund will not bear any additional management fees or expenses under each New Sub-Subadvisory Agreement.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Fidelity U.S. Total Stock Fund

Strategic Advisers Fidelity International Fund

In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement [SA Fidelity U.S. Total Stock: for two investment mandates] among Strategic Advisers LLC (Strategic Advisers), Fidelity Diversifying Solutions LLC (FDS), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement), and (ii) new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the New Sub-Subadvisers) with respect to the fund (New Sub-Subadvisory Agreements and together with the New Sub-Advisory Agreement, the New Agreements).The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

17

In considering whether to approve each New Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each New Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board’s decision to approve each New Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. With respect to the New Sub-Advisory Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund’s investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.

The Board noted its familiarity with the nature, extent and quality of services provided by FDS and the New Sub-Subadvisers to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration additional information regarding the new investment mandates provided by Strategic Advisers and FDS. For Strategic Advisers Fidelity U.S. Total Stock Fund, the Board also noted its familiarity with FIAM in managing one of the mandates proposed for FDS for the fund using the same investment personnel and support staff that currently provide services to the fund.

Resources Dedicated to Investment Management and Support Services. With respect to the New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of FDS’ investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that FDS’ analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered FDS’ trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FDS under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. With respect to the New Sub-Advisory Agreement for Strategic Advisers U.S. Total Stock Fund, the Board considered the historical investment performance of FIAM in managing one of the investment mandates for the fund with the same portfolio managers and the investment philosophy, investment process and portfolio characteristics for the other investment mandate.

With respect to the New Sub-Advisory Agreement for Strategic Advisers Fidelity International Fund, the Board considered the investment philosophy, investment process and portfolio characteristics for the new investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each New Agreement should benefit or continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. With respect to the New Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to FDS. The Board also considered the projected change in the fund’s management fee and total operating expenses, if any, as a result of hiring FDS.

The Board noted that the New Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its portion of the fund’s management fee. For Strategic Advisers Fidelity International Fund, the Board noted that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FDS at this time. The Board considered the hypothetical impact on the fund’s management fee rate if Strategic Advisers were to allocate assets to FDS in the future. For Strategic Advisers Fidelity U.S. Total Stock Fund, the Board noted that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund’s management fee or total net expenses because: (i) with respect to one investment mandate, Strategic Advisers does not expect to allocate assets to the mandate at this time (Unfunded Mandate); and (ii) with respect to the other investment mandate, the transition of the mandate from FIAM to FDS is not expected to result in any changes to the fee schedule and is expected to result in a similar funding level to the current funding level for the mandate. With respect to the Unfunded Mandate, the Board considered the hypothetical impact on the fund’s management fee rate if Strategic Advisers were to allocate assets to the Unfunded Mandate in the future.

With respect to the New Sub-Subadvisory Agreements, the Board considered that FDS, and not the fund, will compensate the New Sub-Subadvisers under the terms of the New Sub-Subadvisory Agreements and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreements will not impact the fees paid under the New Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Because each New Agreement was negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each New Agreement.

18

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of each New Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints with respect to each mandate, if applicable, that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreements because the fund will not bear any additional expenses under the New Sub-Subadvisory Agreements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Large Cap Fund

In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers, Fidelity Diversifying Solutions LLC (FDS), and the Trust on behalf of the fund (New Sub-Advisory Agreement); and (ii) new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the New Sub-Subadvisers) with respect to the fund (New Sub-Subadvisory Agreements and together with the New Sub-Advisory Agreement, the New Agreements). The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

In considering whether to approve each New Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each New Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board’s decision to approve each New Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. With respect to each New Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund’s investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.

The Board noted its familiarity with the nature, extent and quality of services provided by FDS and each New Sub-Subadviser to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund. The Board also noted its familiarity with FIAM LLC in managing the same mandate proposed for FDS for another Strategic Advisers fund using the same investment personnel and support staff that will provide services to the fund. The Board also took into consideration additional information regarding the investment mandates provided by Strategic Advisers and FDS.

Resources Dedicated to Investment Management and Support Services. With respect to the New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of FDS’ investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that FDS’ analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered FDS’ trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FDS under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. With respect to the New FDS Sub-Advisory Agreement, the Board considered the historical investment performance of FIAM in managing the same mandate with the same portfolio managers for another Strategic Advisers fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each New Agreement should benefit or continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to FDS. The Board also considered the projected change in the fund’s management fee and total operating expenses, if any, as a result of hiring FDS.

19

The Board noted that the New Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its portion of the fund’s management fee.

The Board noted that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FDS at this time. The Board considered the hypothetical impact on the fund’s management fee rate if Strategic Advisers were to allocate assets to FDS in the future.

With respect to the New Sub-Subadvisory Agreements, the Board considered that FDS, and not the fund, will compensate the New Sub-Subadvisers under the terms of the New Sub-Subadvisory Agreements and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreements will not impact the fees paid under the New Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Because each New Agreement was negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each New Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of each New Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreements because the fund will not bear any additional expenses under the New Sub-Subadvisory Agreements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

20

APPENDIX J

MANAGEMENT CONTRACT WITH STRATEGIC ADVISERS

For each fund included in any of Proposals 2 or 3, the date of the fund’s management contract with Strategic Advisers and the date of the last shareholder vote on the management contract is provided below.

Fund	Date of Contract	Shareholder Approval[2]
Strategic Advisers® Alternatives Fund	June 2, 2022	July 11, 2022
Strategic Advisers® Emerging Markets Fund	October 1, 2018[1]	September 29, 2010
Strategic Advisers® Fidelity® Emerging Markets Fund	September 13, 2018	October 29, 2018
Strategic Advisers® Fidelity® International Fund	October 1, 2018[1]	August 20, 2010
Strategic Advisers® Fidelity® U.S. Total Stock Fund	October 1, 2018[1]	March 19, 2018
Strategic Advisers® International Fund	October 1, 2018[1]	August 20, 2010
Strategic Advisers® Large Cap Fund	June 3, 2020	November 11, 2020
Strategic Advisers® Small-Mid Cap Fund	October 1, 2018[1]	August 20, 2010
[1]	Amended and Restated date of management contract.
[2]	Initial approval of management contract by sole initial shareholder.
21

APPENDIX K

For each of the funds included in any of Proposals 2 or 3, Strategic Advisers has contractually agreed that the fund’s maximum annual management fee, as a percentage of its respective average daily net assets, will not exceed the rates in the table below.

Fund Names	Maximum Management Fee
Strategic Advisers® Alternatives Fund	2.00%
Strategic Advisers® Emerging Markets Fund	1.20%
Strategic Advisers® Fidelity® Emerging Markets Fund	1.20%
Strategic Advisers® Fidelity® International Fund	1.00%
Strategic Advisers® Fidelity® U.S. Total Stock Fund	1.00%
Strategic Advisers® International Fund	1.00%
Strategic Advisers® Large Cap Fund	0.65%
Strategic Advisers® Small-Mid Cap Fund	1.10%
22

APPENDIX L

SUB-ADVISORY FEES PAID TO FDS, FIAM, FIA AND GEODE

The following table lists the sub-advisory fee rates paid to FDS for Strategic Advisers® Alternatives Fund pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix G).

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Alternatives Fund	FIAM Equity Market Protective Put Strategy*	30bp on the first $50 million of Designated Amount
25bp on the next $50 million of Designated Amount
20bp on the next $100 million of Designated Amount
17.5bp on the next $300 million of Designated Amount
15 bp on any amount in excess of $500 million of Designated Amount
	FIAM Convertible Arbitrage	175bp on all assets

*The fees for this mandate are calculated using the effective rate applicable to a Designated Amount. “Designated Amount” for a particular agreement means the portion of the fund’s assets for which Strategic Advisers has requested the sub-adviser apply the strategy.

For purposes of calculating fees, the assets of funds invested in the same underlying strategy, or for which the same underlying strategy is applied, as applicable, are aggregated to reach breakpoints.

The following table lists the sub-advisory fee rates paid to FIAM by the applicable funds included in Proposal 3 pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix G).

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Emerging Markets Fund	Select Emerging Markets Equity	30bp on all assets
	Concentrated Emerging Markets	45bp on all assets
	Emerging Markets	99bp on the first $150M 95bp over $150M
Strategic Advisers® Fidelity® Emerging Markets Fund	Select Emerging Markets Equity	30bp on all assets
	Concentrated Emerging Markets	45bp on all assets
Strategic Advisers® Fidelity® International Fund	Emerging Markets	99bp on the first $150M 95bp over $150M
	Select Emerging Markets Equity	30bp on all assets
	Select International	24bp on all assets
	Select International Plus	24bp on all assets
	International Equity Value	32bp on all assets
Strategic Advisers® Fidelity® U.S. Total Stock Fund	Intrinsic Opportunities	28.5bp on all assets
	Sector Managed	25.5bp on all assets
	Small-Mid Cap Core	30bp on all assets
	U.S. Equity	26bp on the first $500M 21.5bp over $500M
	Value Discovery	25.5bp on all assets
	Small Cap Core	35bp on all assets
	Small Company	35bp on all assets
	Large Cap Value Enhanced Index	14bp on the first $100M 12bp on the next $100M 10bp over $200M
	U.S. Equity Large Cap Plus	28bp on the first $100M 24bp on the next $400M 17bp over $500M
	U.S. Equity Small Cap Plus	28bp on the first $100M 24bp on the next $400M 17bp over $500M
23

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Large Cap Fund	Large Cap Core	40bp on the first $100M 30bp over $1000M
	Sector Managed	25.5bp on all assets
	Quantitative Large Cap Core	40bp on the first $100M 35bp on the next $150M 30bp on the next $100M 25bp over $350M
	U.S. Equity	26bp on the first $500M 21.5bp over $500M
	Large Cap Value	40bp on the first $100M 35bp on the next $150M 30bp on the next $100M 25bp over $350M
	Large Cap Value Enhanced Index	14bp on the first $100M 12bp on the next $100M 10bp over $200M
	U.S. Equity Large Cap Plus	28bp on the first $100M 24bp on the next $400M 17bp over $500M
Strategic Advisers® International Fund	Emerging Markets	99bp on the first $150M 95bp over $150M
	Select Emerging Markets Equity	30bp on all assets
	Select International	24bp on all assets
	Select International Plus	24bp on all assets
	International Equity Value	32bp on all assets
Strategic Advisers® Small-Mid Cap Fund	Small Cap Core	35bp on all assets
	Small Company	35bp on all assets
	U.S. Equity Small Cap Plus	28bp on the first $100M 24bp on the next $400M 17bp over $500M

For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

The following table lists the sub-advisory fee rates paid to FIA by the applicable funds included in any of Proposals 2 or 3 pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix G).

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Emerging Markets Fund[1]	Global Emerging Markets	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
	Greater China	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
Strategic Advisers® Fidelity Emerging Markets Fund[1]	Global Emerging Markets	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
	Greater China	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
24

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Fidelity® International Fund	Regional	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
Strategic Advisers® Fidelity® U.S. Total Stock Fund	Small Cap America	65bp on the first $100M 60bp on the next $100M 50bp over $200M
Strategic Advisers® International Fund	Regional	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
Strategic Advisers® Small-Mid Cap Fund	Small Cap America	65bp on the first $100M 60bp on the next $100M 50bp over $200M

For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

[1]	FIA has agreed to provide a voluntary fee reduction in an amount equal to 10% of the fees payable for the Strategy with the lowest fees in dollars as determined monthly, provided that FIA manages at least two distinct funded Strategies for Strategic Advisers® Emerging Markets Fund and/or Strategic Advisers® Fidelity® Emerging Markets Fund in the aggregate. The discount will be allocated to each funded Strategy based on fees payable to FIA. The voluntary arrangement may be discontinued at any time upon 30 days’ written notice to Strategic Advisers.

The following table lists the sub-advisory fee rates paid to Geode by the applicable funds included in Proposal 3 pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix G).

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Emerging Markets Fund	Emerging Markets Put Spread*	27.5bp on the first $500M 22.5bp over $500M
Strategic Advisers® Fidelity Emerging Markets Fund	Emerging Markets Put Spread*	27.5bp on the first $500M 22.5bp over $500M
Strategic Advisers® Fidelity® International Fund	International Factor-Based	15bp on the first $500M 12.5bp on the next $500M 10bp over $1B
	International Put Spread	17.5bp on the first $500M 15bp on the next $500M 12.5bp over $1B
Strategic Advisers® Fidelity® U.S. Total Stock Fund	U.S. Small-Mid Cap Quality Focus Index	3.5bp on all assets
	Small Cap Put Spread	15bp on the first $500M 12.5bp on the next $500M 10bp over $1B
Strategic Advisers® International Fund	International Factor-Based	15bp on the first $500M 12.5bp on the next $500M 10bp over $1B
	International Put Spread	17.5bp on the first $500M 15bp on the next $500M 12.5bp over $1B
Strategic Advisers® Large Cap Fund	Factor-Based	12.5bp on the first $500M 10bp on the next $500M 7.5bp over $1B
	Large Cap Put Spread	12.5bp on the first $500M 10bp on the next $500M 7.5bp over $1B
Strategic Advisers® Small-Mid Cap Fund	U.S. Small-Mid Cap Quality Focus Index	3.5bp on all assets
	Small Cap Put Spread	15bp on the first $500M 12.5bp on the next $500M 10bp over $1B

*Subject to a $100,000 annual minimum fee when the strategy is funded.

For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

25

APPENDIX M

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

The tables below show the total amount of brokerage commissions paid by applicable funds included in any of Proposals 2 or 3 to an affiliated broker for the past fiscal year. The tables also show the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker. Affiliated brokers are paid on a commission basis.

During the fiscal year ended May 31, 2023, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

During the fiscal year ended February 29, 2024, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

26

APPENDIX N

The tables below show the total amount of lending agent fees paid to NFS by applicable funds included in any of Proposals 2 or 3 for the past fiscal year.

During the fiscal year ended May 31, 2023, the following lending agent fees were paid to NFS:

Fund Names	Lending Agent Fees Paid to NFS
Strategic Advisers® Alternatives Fund	$0
Strategic Advisers® Fidelity® Emerging Markets Fund	$41,574
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$219,289
Strategic Advisers® Large Cap Fund	$68,584

During the fiscal year ended February 29, 2024, the following lending agent fees were paid to NFS:

Fund Names	Lending Agent Fees Paid to NFS
Strategic Advisers® Emerging Markets Fund
Strategic Advisers® Fidelity® International Fund
Strategic Advisers® International Fund
Strategic Advisers® Small-Mid Cap Fund
27

APPENDIX O

Fees billed by PwC in each of the last two fiscal years for services rendered to each fund are shown in the tables below.

February 29, 2024A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers® Core Income Fund
Strategic Advisers® Emerging Markets Fund
Strategic Advisers® Fidelity® International Fund
Strategic Advisers® Income Opportunities Fund
Strategic Advisers® International Fund
Strategic Advisers® Small-Mid Cap Fund

February 28, 2023A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers® Core Income Fund	$44,700	$3,400	$9,700	$8,600
Strategic Advisers® Emerging Markets Fund	$29,500	$2,200	$6,700	$5,800
Strategic Advisers® Fidelity® International Fund	$43,700	$3,200	$21,100	$8,100
Strategic Advisers® Income Opportunities Fund	$26,700	$2,100	$6,700	$5,300
Strategic Advisers® International Fund	$41,800	$3,200	$70,900	$8,200
Strategic Advisers® Small-Mid Cap Fund	$41,500	$3,200	$10,500	$8,100

May 31, 2023A, B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers® Alternatives Fund	$52,400	$3,600	$13,400	$8,400
Strategic Advisers® Fidelity® Core Income Fund	$50,300	$3,500	$10,700	$8,400
Strategic Advisers® Fidelity® Emerging Markets Fund	$26,700	$2,200	$6,700	$5,200
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$39,800	$3,100	$14,600	$7,400
Strategic Advisers® Large Cap Fund	$42,200	$3,300	$14,700	$7,900
Strategic Advisers® Municipal Bond Fund	$73,000	$3,500	$6,600	$8,500
Strategic Advisers® Short Duration Fund	$38,800	$3,000	$7,900	$7,300
Strategic Advisers® Tax-Sensitive Short Duration Fund	$39,400	$3,000	$6,700	$7,200

May 31, 2022A, B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers® Alternatives Fund	$—	$—	$—	$—
Strategic Advisers® Fidelity® Core Income Fund	$42,400	$3,700	$9,200	$9,200
Strategic Advisers® Fidelity® Emerging Markets Fund	$25,400	$2,300	$6,300	$5,700
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$37,100	$3,200	$8,500	$8,100
Strategic Advisers® Large Cap Fund	$42,300	$3,200	$15,600	$8,000
Strategic Advisers® Municipal Bond Fund	$44,400	$3,300	$5,200	$8,200
Strategic Advisers® Short Duration Fund	$42,000	$3,200	$8,500	$8,000
Strategic Advisers® Tax-Sensitive Short Duration Fund	$37,500	$3,100	$6,400	$7,800
A	Amounts may reflect rounding.
B	Strategic Advisers Alternatives Fund commenced operations on July 12, 2022.
28

APPENDIX P

Fees billed by PwC that were required to be approved by the Audit and Compliance Committee for services rendered on behalf of the Fund Service Providers that related directly to the operations and financial reporting of each fund are shown in the tables below.

February 29, 2024A	Audit-Related Fees	Tax Fees	All Other Fees
PwC

February 28, 2023A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,914,600	$1,000	$—

May 31, 2023A,B	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$8,284,200	$1,000	$—

May 31, 2022A, B	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,914,600	$353,200	$—
A	Amounts may reflect rounding.
B	May include amounts billed prior to the Strategic Advisers® Alternatives Fund commencement of operations.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a funds’ financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

29

APPENDIX Q

Aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

February 29, 2024A	Aggregate Non-Audit Fees
PwC

February 28, 2023A	Aggregate Non-Audit Fees
PwC	$13,070,000

May 31, 2023A,B	Aggregate Non-Audit Fees
PwC	$13,754,600

May 31, 2022A, B	Aggregate Non-Audit Fees
PwC	$13,421,900
A	Amounts may reflect rounding.
B	May include amounts billed prior to the Strategic Advisers® Alternatives Fund commencement of operations.

30

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1.9912042.100	RSP24-PXS-0524

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

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THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect a Board of Trustees

01) Charles S. Morrison
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PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Mary C. Farrell and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on July 9, 2024 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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